Acorn Fund Annual Report 1995

In a Nutshell

Acorn Fund had only a minor gain in net asset value per share in the fourth quarter. We went up 0.3%, trailing the four market averages displayed in the table on the right. The table shows that small company stocks, as represented by the S&P MidCap and Russell 2000 averages, lagged the big companies that are in the Dow-Jones Industrials or S&P 500.

  For the full year, our net asset value increased 20.8%. This is a good return in an absolute sense, but was substantially behind the market averages. Our performance for the year is analyzed in some detail in the next section of the report.

  Corporate earnings were very strong in 1995. This year is starting off with a weak economy, so many companies will have down earnings in the first half of 1996. Since this is an election year, we can expect the Fed to have an easy money policy, keeping the U.S. market strong, but not as strong as in 1995.

  Finally, we want our shareholders to know that Acorn Fund is now open to new investors. We have substantially increased our staff and improved our systems to manage additional investments effectively.


Results to December 31, 1995
-------------------------------------------------------

                            4th quarter    Last 12 mos.
                            ---------------------------
Acorn Fund                      0.3%          20.8%
Dow-Jones                       7.5%          36.9%
Standard & Poor's 500           6.0%          37.5%
Standard & Poor's MidCap        1.4%          31.0%
Russell 2000                    2.2%          28.4%

The Dow Jones Industrial Average includes 30 big companies. The S&P 500 is a broad market-weighted average, still blue chip dominated. The S&P MidCap 400 is a market value weighted index of 400 stocks that are in the next tier down from the S&P 500. The Russell 2000 is formed by taking 3,000 companies and then eliminating the largest 1,000 leaving a good small company index. All indices are unmanaged and returns include reinvested dividends.

1995 DISTRIBUTIONS

                                        Ex-Dividend    Reinvestment
Distribution               Per Share           Date           Price
-------------------------------------------------------------------
Ordinary Income                $0.03        7/18/95          $13.89
Long-Term Capital Gain         $0.12        7/18/95          $13.89
Ordinary Income                $0.06       12/13/95          $13.49
Long-Term Capital Gain         $0.96       12/13/95          $13.49

U.S. Government Interest: 1.57%; Taxable N.A.V. for Florida Intangible Tax:
$13.54; Taxable N.A.V. for Pennsylvania Personal Property Tax: $9.77; Dividend Received Deduction % for Corporate Shareholders: 71%.

                The Value of a $10,000 Investment in Acorn Fund
                    June 10, 1970 through December 31, 1995




                            [GRAPH APPEARS HERE]

             DATE                 ACORN ($)               S&P ($)
           --------               ---------               -------
            6/10/70                  10,000                10,000
           12/31/71                  17,828                13,837
           12/31/72                  19,368                16,192
           12/31/73                  14,765                14,466
           12/31/74                  10,691                10,630
           12/31/75                  13,945                14,595
           12/31/76                  23,045                18,092
           12/31/77                  27,168                16,789
           12/31/78                  31,777                17,877
           12/31/79                  47,790                21,205
           12/31/80                  62,594                28,098
           12/31/81                  58,005                26,701
           12/31/82                  68,208                32,464
           12/31/83                  85,389                38,577
           12/31/84                  89,045                42,028
           12/31/85                 117,142                55,470
           12/31/86                 136,843                65,987
           12/31/87                 142,923                69,441
           12/31/88                 178,370                80,960
           12/31/89                 222,681               106,584
           12/31/90                 183,674               103,479
           12/31/91                 270,641               135,053
           12/31/92                 336,210               144,111
           12/31/93                 444,889               158,635
           12/31/94                 411,750               160,733
           12/31/95                 497,407               221,131

This graph compares the results of $10,000 invested in Acorn Fund on June 10, 1970 (the date Fund shares were first offered to the public), with all dividends and capital gains reinvested, with the Standard & Poor's 500 Stock Index with dividends reinvested (source: Salomon Brothers Inc Stock Facts and Shaw Data Services, Inc.) Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.


Average Annual Total Return

1 Year  5 Years  10 Years  Life of Fund
20.8%     22.1%     15.5%         16.5%



Acorn Fund Total Return Percentage for Each Year

Net Asset Value Per Share on 12/31/95: $13.60

Squirrel Chatter

Snow Job

This winter's record blizzard on the East Coast certainly focused attention on the weather. A few days before the paralyzing storm, there was a story in The New York Times confirming that 1995 had been the warmest year on record. There may be an important connection between the two. Back in October, Swiss Re, one of the world's largest reinsurance companies, took an ad in The Financial Times of London: "Stop and think: giant storms are triggered by global warming; this is caused by the greenhouse effect; which is, in turn, accelerated by man."/1/

  The first industry forced to notice the new climate may have been the insurance industry. Hurricane Andrew alone cost insurers $16.5 billion. The next might be agriculture; farmers have tuned their crop-raising practices to local conditions, and any change in climate is highly likely to hurt yields in the short run.

Feeding the World

In a new book by an old-time environmentalist,/2/ Lester Brown argues that China will be increasing its imports of grain very substantially over the next twenty years. Demand will increase as people upgrade their diets from rice to meat, requiring lots of livestock and poultry feed. A Chinese feed mill operator agrees, saying "When people have more money, the first thing they'll spend it on is food. Meat has status; it's a symbol of prosperity."/3/ Brown projects that grain consumption will increase from 360 million tons in 1995 to 460 million in 2010.

  At the same time that demand is increasing, the amount of prime agricultural land in China will shrink, and double-cropping will drop. This has happened under very similar conditions in Japan, Korea, and Taiwan. Farmland will turn into housing, shopping centers, roads, dams, parking lots, factories, and golf courses as China becomes prosperous. In the three countries cited, the conversion of farms to commercial real estate has outweighed improvements in yield per acre, requiring Japan, Korea, and Taiwan to import large quantities of grains and foodstuffs.

  World production of grain is about 1,800 million tons per year, of which 200 million tons are exported. An increase in demand of another 100 million tons would alter the supply-demand balance and greatly increase export tonnage. At the same time demand in China is rising, food demand will be increasing in most other countries as well. India and Indonesia are going through the same demand growth cycle as China.

  Can the world increase grain production enough to satisfy this demand increase? Brown thinks not, predicting a big rise in food prices. Julian Simon, an economist at the University of Maryland, disagrees; he has bet many environmental activists that commodity prices won't rise, and he has won all the bets so far. Supply may increase too: Who knows how much wheat a free Ukraine can grow?

  On balance, I think that the American farmer will see more favorable economics in the next decade than in the last as the volume of grain exported from the U.S. rises. We will be looking at investment opportunities in companies that will profit from this trend.

Analysis of Investment Performance

Our fund went up 20.8% in 1995. Acorn Fund underperformed most of the U.S. market averages. We were slightly behind our benchmark portfolio, which was up 21.9%.

As a benchmark portfolio, we use this mix:

                                           Contributed to
Index              Weight    1995 Gain*         Benchmark
---------------------------------------------------------
Russell 2000          53%        +26.2%            +13.9%
S&P MidCap 400        20         +28.6             + 5.7
EAFE**                22         + 9.4             + 2.1
Cash                  5          + 4.0             + 0.2
---------------------------------------------------------
                     100%                          +21.9%

*  Dividends not reinvested
** EAFE is Morgan Stanley's Europe, Australia and Far East Index, an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada.


Our largest U.S. holdings at the start of the year returned only 15.7% for 1995, well below the market averages. We had no disasters, but not enough big winners. The rest of the domestic portfolio, 42.9% of our Fund, was up a very satisfactory 30.8%. These smaller positions include our newest ideas, a sign that our analysts are finding great new stocks, some of which will become large holdings in the future.

  Acorn's foreign portfolio was up 13.7% for the year. This was an excellent result for a foreign stock portfolio. Germany, Sweden, and Israel were our best markets, contributing 9.7% of the 13.7% total; Mexico, Brazil, and Japan hurt 3.0%.

  European markets as a group had modest returns in local currencies, but Acorn made money in them due to the dollar's decline and good stock-picking. Latin America was down, and Southeast Asia flat as emerging markets stayed weak for the second year in a row.

The Scarlet A

The market was strong in 1995, and we had a bumper crop of great stocks. Every year we recognize skilled investment professionals who helped us harvest big returns. The Scarlet A goes to analysts and others who sowed the ideas that worked out the best over the year. In 1995, that meant that we made a high percentage return and at least $5 million in real money.

  Our best stock in 1995 was SAP, a German software company, on which we made $18 million. It returned 127% in percentage terms. Surprisingly, SAP was our best stock the previous year too, up 223% in 1994! We have sold most of our position on the theory that no stock could do that well three years in a row. The Scarlet A goes to our friend Charles Elliott of the Goldman Sachs office in London.

  It was a good year for European data processing companies. Mikael Randel of Carnegie Securities in Copenhagen brought us WM Data, a Swedish company in facilities management and data processing outsourcing. We made $14 million in 1995 when WM Data gained 217%.

  Our biggest percentage winner in 1995 was brought to us by Jon Raclin, now at Barrington Securities. We bought HA.LO on its IPO in 1992. The stock lay dormant for two years, then sprouted a spectacular 355% gain on the Fund's investment in 1995, the only stock Jon ever had go up faster than his golf handicap. The company, based in Skokie, Illinois, distributes specialty and premium advertising products.

  Our most profitable domestic stock was Silver King, a collection of UHF television broadcasting stations put together by the good folks who bring you the Home Shopping Network. The value of the company was taught to us by Peter Siris, now at Warnaco. In 1995 Silver King returned 204% and made us $13 million.

  Old friend Fred Holubow introduced us to Thermo Electron, a great company that has spawned a dozen fascinating spin-off companies. George Hatsopoulos, the founder of Thermo Electron, was one of Fred's professors at M.I.T. In 1995, ThermoTrex gained 223%, a $10 million winner. ThermoTrex is a venture capital unit, with success in Trex Medical (mammography) and Thermolase (hair removal). Fred works at Pegasus Associates in Chicago.

  A second winner from the Thermo Electron empire is Thermo Fibertek, a maker of paper recycling machinery. Fibertek ground out $9 million for us in 1995, up 110%. The Scarlet A goes to Paul Knight of NatWest Securities.

  And a third winner for Hatsopoulos! Thermedics makes food packaging inspection machines, bomb detectors, and artificial hearts. The diploma goes to Jeff Kessler of Lehman Brothers.

  Another Chicago winner is my former partner Peter Foreman, now at Sirius Associates. He helped us understand HBO & Co., a provider of hospital information services. Peter caught a big one. HBO & Co. made us $13 million, a 99% return.

  Many of the 1995 winners were in computer services or technology. That is not a surprise, given the technology stock strength in 1995.

  Demi Moore wore a Scarlet A in the movies this year, but she was not in our kind of stocks.

/s/ RALPH WANGER

Ralph Wanger
President

/1/ Quoted in Scientific American, February 1996, p. 27.
/2/ Brown, Lester R., Who Will Feed China, W. W. Norton, New York, 1995. /3/ Liu Youhao, quoted in Forbes, January 1, 1996, p. 54.
/4/ Computed by taking into account the changes in security price, trading activity and income earned.


Acorn's Best and Worst Stocks of 1995
                                                         $ gain/loss
                                       % change              in 1995
Stock/Description                       in 1995/4/     (in millions)
--------------------------------------------------------------------
S A P                                     +127%                $18.3
MIS Software Packages

WM Data Nordic                            +217                  14.2
Computer Services/Consulting

Silver King Communications                +204                  13.4
TV Stations

HBO & Company                              +99                  12.7
Hospital Information Systems

ThermoTrex                                +223                   9.8
Venture Capital

Cash America International                 -41                  (4.3)
Pawn Shops

American Media                             -58                  (4.3)
Tabloid Weeklies

O'Sullivan Industries                      -45                  (3.8)
Do-It-Yourself Furniture

Edison Brothers                            -66                  (3.2)
Retail--Men's Wear & Women's Shoes

Spectrum HoloByte                          -37                  (2.5)
Computer Games


MAJOR PORTFOLIO CHANGES IN THE FOURTH QUARTER


                                                        Number of Shares or
                                                       Principal Amount Held
                                                 Sept. 30, 1995      Dec. 31, 1995
----------------------------------------------------------------------------------
ADDITIONS
----------------------------------------------------------------------------------
Information Group
----------------------------------------------------------------------------------
ACT Manufacturing                                       150,000            265,000
Altron                                                        -            150,000
Argyle Television                                             -            300,000
Blonder Tongue Labs                                           -            205,000
CACI International                                            -            220,000
Cellular Communications of Puerto Rico                  250,000            450,000
Centennial Cellular                                     200,000            300,000
COMARCO                                                  20,000            285,000
GIGA Cv. Pfd.                                                 -            600,000
Granite Broadcasting                                          -            300,000
Oak Industries                                          350,000            500,000
Palmer Wireless                                          15,000            200,000
PILTEL                                                        -          2,000,000
Planar Systems                                          250,000            350,000
Tele-Communications,
 Liberty Media Group                                  1,000,000          1,500,000
Thermo Optek, 5% Note Due 10/15/00                            -         $5,000,000
United International Holdings                           250,000            425,000
Vanguard Cellular Systems                               300,000            500,000

Health Care
----------------------------------------------------------------------------------
AMSCO International                                     708,000          1,150,000
Fresenius USA                                                 -             25,000
Incyte Pharmaceutical                                         -             66,000
Kinetic Concepts                                         15,000            607,000
Lincare Holding                                               -            625,000
Paramount Bed                                                 -             45,000
Pet Practice                                                  -             90,000
RP Scherer                                                    -             95,000
Steris                                                        -            205,000
Trex Medical                                                  -             50,000

Consumer Goods
----------------------------------------------------------------------------------
Borders                                                 175,000            980,000
Genting International                                 3,800,000          4,500,000
Hollywood Park Cv. Pfd.                                       -            201,000
Lands End                                                     -            210,000
Norwood Promotional                                           -            150,000
Quality Food Centers                                    217,000            295,000
Quantum Restaurant Group                                      -            300,000
Stanhome                                                120,000            180,000

                                                         Number of Shares
                                                 Sept. 30, 1995      Dec. 31, 1995
----------------------------------------------------------------------------------
Universal Electronics                                         -             25,000
Wolverine World Wide                                    150,000            190,000
Zale                                                          -             85,000

Finance
----------------------------------------------------------------------------------
Liechtenstein Global Trust
 (formerly BIL GT Gruppe)                                 6,000              8,000
Phoenix Duff and Phelps                                       -            710,000
National Data                                           283,000            580,000
Peoples Bank Bridgeport                                 519,000            675,000
Serco Group                                             900,000          1,200,000
Washington Federal                                      211,000            658,000

Industrial Goods and Services
----------------------------------------------------------------------------------
Myers Industries                                         25,000            100,000
Schnitzer Steel Industries                                    -             35,000
Wackenhut, Cl. B                                        141,000            318,600
Zoltek Companies                                              -            180,000

Energy and Minerals
----------------------------------------------------------------------------------
Abraxas Petroleum CVRs                                        -            110,000
Global Natural Resources                                600,000            750,000
Seacor Holdings                                               -             19,000
The AES Corporation                                     820,000            995,000
United Meridan                                                -            350,000
Veritas Energy Services                                       -            200,000

SALES
----------------------------------------------------------------------------------
Information Group
----------------------------------------------------------------------------------
ADVO                                                    800,000            520,000
Cellular Communications Cv. Pfd.                        300,000            180,000
Homeowners Group                                         92,000                  -
International Game Technology                         2,940,000          2,245,000
Philippine Long Distance Telephone
 5.75% Cv. Pfd.                                         100,000                  -
Richardson Electronics                                  250,000                  -
Solectron                                             1,300,000          1,200,000
SAP                                                      80,000             50,000
Tele-Communications,
 Series A TCI Group                                   2,800,000          2,000,000
Wo Kee Hong                                           8,350,000                  -


MAJOR PORTFOLIO CHANGES IN THE FOURTH QUARTER

                                          Number of Shares
                                    Sept. 30, 1995  Dec. 31, 1995
-----------------------------------------------------------------
Health Care Group
-----------------------------------------------------------------
Apria Healthcare Group                     656,000        456,000
Athens Medical Centre                       79,880              -
Kalbe Farma                                120,000              -
Orthofix International                      98,500              -
Teva Pharmaceutical Industries             275,000              -

Consumer Goods and Services
-----------------------------------------------------------------
Best Products                              320,000              -
Burswood Property Trust                  4,000,000      3,000,000
Cadenalco                                  500,000              -
Cafe de Coral                              800,000              -
CML Group                                  300,000              -
Genting                                  1,600,000      1,040,000
Gold Peak Batteries                      1,100,000              -
Harley-Davidson                          1,175,000      1,100,000
Home Shopping Network                    1,200,000        800,000
Little Switzerland                         115,000              -
Polygram                                    80,000              -

Finance
-----------------------------------------------------------------
Jayhawk Acceptance                          15,000              -

Industrial Goods and Services
-----------------------------------------------------------------
Citation                                   100,000              -
Logicon                                    270,000              -
MEMTEC ADR                                 281,000              -
Western Water                               61,000              -

Energy and Minerals
-----------------------------------------------------------------
Benton Oil & Gas                           100,000              -
Giant Industries                           277,000              -
International Colin Energy                  85,000              -
Louis Dreyfus Natural Gas                  475,000        240,000
Plains Resources                           230,000              -
Seagull Energy                             485,000        150,000
Tarragon Oil & Gas                         160,000              -
Weatherford International                  600,000        200,000

Real Estate Group
-----------------------------------------------------------------
The Rouse Company                        1,682,500      1,400,000



ACORN FUND STATEMENT OF INVESTMENTS             DECEMBER 31, 1995


Number of Shares                                           Value (000)
---------------------------------------------------------------------
Common Stocks and Other Equity-Like
Securities--95.9%
---------------------------------------------------------------------
             Information Group--20.8%
---------------------------------------------------------------------
             Broadcasting and CATV--5.9%
  1,500,000  Tele-Communications,
               Liberty Media Group (b)                        $40,313
  2,000,000  Tele-Communications,
               Series A TCI Group (b)                          39,750
     50,000  Tele-Communications, Cum. Pfd.                     3,613
    300,000  Silver King Communications (b)                    10,425
    550,000  International Family Entertainment (b)             9,006
    300,000  TCA Cable TV                                       8,288
    300,000  BET Holdings (b)                                   6,863
    440,000  Jones Intercable,Cl. A (b)                         5,445
     22,500  Jones Intercable (b)                                 281
    300,000  Argyle Television (b)                              5,250
    635,000  Century Communications,Cl. A (b)                   5,080
     80,000  Cablevision Systems (b)                            4,340
    300,000  Granite Broadcasting (b)                           3,188
    270,000  DMX (b)                                              658
---------------------------------------------------------------------
                                                              142,500

             Mobile Communications--3.5%
    500,000  Telephone and Data Systems                        19,750
    700,000  Mobile Telecommunication Technologies (b)         14,963
    450,000  Cellular Communications of Puerto Rico (b)        12,488
    500,000  Vanguard Cellular Systems (b)                     10,125
    180,000  Cellular Communications Cv. Pfd. (b)               8,955
    300,000  Centennial Cellular (b)                            5,138
    375,000  PriCellular (b)                                    4,875
    200,000  Palmer Wireless (b)                                4,400
    400,000  Pittencrieff Communications (b)                    1,525
    375,000  Shared Technologies (b)                            1,477
---------------------------------------------------------------------
                                                               83,696

             Software--1.3%
    750,000  Systems & Computer Technology (b) (c)             14,906
    266,000  Business Records Corporation (b)                  10,507


ACORN FUND STATEMENT OF INVESTMENTS                 DECEMBER 31, 1995
---------------------------------------------------------------------


Number of Shares or
Principal Amount                                          Value (000)
---------------------------------------------------------------------

    220,000  CACI International (b)                           $ 2,612
    120,000  Computer Language Research                         1,680
    100,000  Tripos (b)                                           850
    110,000  Kurzweil Applied Intelligence (b)                    481
---------------------------------------------------------------------
                                                               31,036
             Gaming Equipment--1.0%
  2,245,000  International Game Technology                     24,414

             Computer Game Software--0.3%
    150,000  Sierra On-Line (b)                                 4,313
    250,000  Spectrum HoloByte (b)                              1,625
---------------------------------------------------------------------
                                                                5,938
             Marketing Services--0.8%
    520,000  ADVO                                              13,520
    340,000  American Business Information (b)                  6,588
---------------------------------------------------------------------
                                                               20,108
             Publishing--0.1%
    600,000  GIGA Cv. Pfd. (b)                                  2,100

             Computer Systems--2.7%
  1,200,000  Solectron (b)                                     52,950
    150,000  Altron (b)                                         4,500
    700,000  Triad Systems (b)                                  4,288
    265,000  ACT Manufacturing (b)                              2,948
---------------------------------------------------------------------
                                                               64,686
             Instrumentation--1.3%
    505,000  Thermo Instrument Systems (b)                     17,044
     $5,000  Thermo Optek, 5% Note Due 10/15/00                 5,200
    285,000  COMARCO (b) (c)                                    4,133
    200,000  IFR Systems (b)                                    1,850
     $1,500  Thermoquest, 5% Note Due 8/15/00                   1,568
     60,000  Datum (b)                                            615
---------------------------------------------------------------------
                                                               30,410
             Distribution--1.1%
    900,000  Pioneer-Standard Electronics                      11,925
    152,000  Kent Electronics (b)                               8,873
    520,000  Bell Microproducts (b) (c)                         3,770
    200,000  Richey Electronics (b)                             2,600
---------------------------------------------------------------------
                                                               27,168
             Components and Peripherals--1.9%
    300,000  Kronos (b) (c)                                    14,250
    500,000  Oak Industries (b)                                 9,375
    210,000  In Focus Systems (b)                               7,586
    350,000  Planar Systems (b)                                 6,694
    350,000  Exide Electronics Group (b)                        5,163
    205,000  Blonder Tongue Labs (b)                            1,999
     80,000  Daktronics (b)                                       360
---------------------------------------------------------------------
                                                               45,427
             Consumer Electronics--0.9%
    500,000  Harman International                              20,063
    150,000  InterTAN (b)                                       1,088
---------------------------------------------------------------------
                                                               21,151
=====================================================================
             Information Group--Total                         498,634

             Health Care Group--11.2%
---------------------------------------------------------------------
             Biotechnology/Drug Delivery--3.2%
    225,000  Watson Pharmaceuticals (b)                        11,025
    742,000  North American Biologicals (b)                     7,976
    380,000  Sepracor (b)                                       6,982
    258,000  Cygnus                                             5,773
             (formerly Cygnus Therapeutic Systems) (b)
     85,000  Biogen (b)                                         5,227
    130,000  Human Genome Sciences (b)                          4,972
     95,000  RP Scherer (b)                                     4,667
    195,000  Protein Design Labs (b)                            4,509
    450,000  Inhale Therapeutic Systems (b)                     4,387
    260,000  Alteon (b)                                         4,192
    223,000  TheraTech (b)                                      4,014
    193,000  CellPro (b)                                        3,088
    100,000  Vertex Pharmaceuticals (b)                         2,650
    159,000  Ligand Pharmaceuticals (b)                         1,709
     66,000  Incyte Pharmaceutical (b)                          1,650
    175,000  Anesta (b)                                         1,619
     69,000  Serologicals (b)                                   1,138
---------------------------------------------------------------------
                                                               75,578
             Medical Equipment--3.7%
  1,150,000  AMSCO International (b)                           17,106
    552,000  Thermedics (b)                                    15,318
    570,000  Invacare                                          14,392
    554,000  Respironics (b)                                   11,634
    345,000  Space Labs Medical (b)                             9,919
    607,000  Kinetic Concepts                                   7,284
    205,000  Steris (b)                                         6,611
    300,000  EP Technologies (b)                                4,350
    450,000  Affymetrix (b)                                     2,025
     50,000  Trex Medical (b)                                     512
     25,000  Fresenius USA (b)                                    497
---------------------------------------------------------------------
                                                               89,648

ACORN FUND STATEMENT OF INVESTMENTS                       DECEMBER 31, 1995


Number of Shares                                                 Value (000)
----------------------------------------------------------------------------
                  Hospital/Laboratory Supplies--0.7%
    273,000       Hillenbrand Industries                           $  9,248
    322,000       Sybron International (b)                            7,648
----------------------------------------------------------------------------
                                                                     16,896
                  Services--3.6%
    285,000       HBO & Company                                      21,838
    625,000       Lincare Holding (b)                                15,625
    456,000       Apria Healthcare Group (b)                         12,882
    291,000       Renal Treatment Centers (b)                        12,804
    200,000       ThermoTrex (b)                                     10,000
    450,000       Pharmaceuticals Marketing Services (b)              6,806
    833,333       Walsh International, Cv. Pfd. (b)                   5,000
     90,000       Pet Practice (b)                                      923
     43,000       Worker's Compensation Medical Centers (b)              22
----------------------------------------------------------------------------
                                                                     85,900
============================================================================
                  Health Care Group--Total                          268,022

                  Consumer Goods and Services Group--11.5%
----------------------------------------------------------------------------
                  Retail--1.9%
    980,000       Borders (b)                                        18,130
    800,000       Home Shopping Network (b)                           7,200
    295,000       Quality Food Centers                                6,490
    425,000       Mikasa (b)                                          5,737
    540,000       Cato Corporation                                    4,185
    220,000       Duckwall Alco Stores (b) (c)                        2,255
     85,000       Zale (b)                                            1,371
     70,000       Dave & Buster's                                       849
----------------------------------------------------------------------------
                                                                     46,217
                  Recreational Vehicles--1.6%
  1,100,000       Harley-Davidson                                    31,625
    300,000       Thor Industries                                     5,812
----------------------------------------------------------------------------
                                                                     37,437
                  Food--0.4%
    634,000       Au Bon Pain (b) (c)                                 5,230
    300,000       Quantum Restaurant Group (b)                        3,375
----------------------------------------------------------------------------
                                                                      8,605
                  Entertainment and Leisure--4.0%
  1,400,000       Carnival Cruise Lines                              34,125
  1,450,000       Alliance Entertainment (b)                         13,775
    215,000       GC Companies (b)                                    7,202
    276,000       Carmike Cinemas (b)                                 6,210
    265,000       Royal Caribbean Cruises                             5,830
  1,250,000       American Media                                      5,313
    226,000       Anchor Gaming (b)                                   5,141
     14,000       International Speedway                              3,304
    188,000       Station Casinos (b)                                 2,749


Number of Shares or
Principal Amount                                                Value (000)
----------------------------------------------------------------------------
    236,000       Players International (b)                        $  2,522
    201,000       Hollywood Park Cv. Pfd.                             2,110
    167,000       Rio Hotel & Casino (b)                              1,983
    535,000       Monarch Casino & Resort (b) (c)                     1,872
    200,000       Playboy Enterprises, Cl. B (b)                      1,675
     $6,250       Grand Palais Casino 14% Note Due 2/25/98 (b)          938
----------------------------------------------------------------------------
                                                                     94,749
                  Manufacturers--3.6%
   1,650,000      Newell Companies                                   42,694
    225,000       First Brands                                       10,716
    182,000       St. John Knits                                      9,669
    190,000       Wolverine World Wide                                5,985
    180,000       Stanhome                                            5,242
    700,000       O'Sullivan Industries (b)                           4,637
    105,000       Liz Claiborne                                       2,914
    210,000       Lands End (b)                                       2,861
    150,000       Norwood Promotional (b)                             2,550
----------------------------------------------------------------------------
                                                                     87,268
============================================================================
                  Consumer Group -- Total                           274,276

                  Finance Group--15.3%
----------------------------------------------------------------------------
                  Banks--1.8%
     96,000       BayBanks                                            9,432
    285,000       Union Planters                                      9,084
    206,000       First Commerce Corporation                          6,592
    211,000       Bank South                                          6,409
    309,000       Texas Regional Bancshares                           5,330
    105,000       First American                                      4,974
    104,000       Riverside National Bank                             1,430
----------------------------------------------------------------------------
                                                                     43,251
                  Savings & Loans--2.9%
    658,000       Washington Federal                                 16,861
    675,000       Peoples Bank Bridgeport                            12,825
    339,000       Coast Savings Financial (b)                        11,738
    390,000       Washington Mutual                                  11,261
    260,000       TCF Financial                                       8,612
    162,000       Bell Bancorp                                        5,791
    156,000       Indiana Federal                                     3,315
----------------------------------------------------------------------------
                                                                     70,403
                  Insurance--2.0%
    836,000       Baldwin & Lyons, Cl. B                             13,585
    234,000       United Fire & Casualty                              9,828
    296,000       Transnational Re                                    7,252
    127,000       Foremost Corporation of America                     6,445

ACORN FUND STATEMENT OF INVESTMENTS                       DECEMBER 31, 1995


Number of Shares                                      Value (000)
-----------------------------------------------------------------
    318,000   ALLIED Life Financial (c)                  $  5,764
    216,000   Leucadia National                             5,400
-----------------------------------------------------------------
                                                           48,274
              Money Management--1.9%
    440,000   United Asset Management                      16,885
    404,000   SEI Corporation                               8,787
    241,000   BISYS Group (b)                               7,411
    127,000   T. Rowe Price Associates                      6,255
    710,000   Phoenix Duff and Phelps                       4,881
-----------------------------------------------------------------
                                                           44,219
              Credit Cards--4.1%
    832,000   ADVANTA, Cl. A                               31,824
    530,000   ADVANTA, Cl. B                               19,279
    600,000   First USA                                    26,625
    580,000   National Data                                14,355
    165,000   Concord EFS (b)                               6,971
-----------------------------------------------------------------
                                                           99,054
              Other--2.6%
  1,524,000   Mercury Finance                              20,193
    784,000   Baker Fentress                               13,132
    879,000   Americredit (b)                              11,976
  1,220,000   Cash America International                    6,710
    237,000   Aames Financial                               6,606
    280,000   DVI Health Services (b)                       3,920
-----------------------------------------------------------------
                                                           62,537
=================================================================
              Finance Group--Total                        367,738

              Industrial Goods and Services--7.8%
-----------------------------------------------------------------
              Steel--1.2%
  1,090,000   Worthington Industries                       22,686
    300,000   Gibraltar Steel (b)                           3,637
     40,000   UCAR International (b)                        1,350
-----------------------------------------------------------------
                                                           27,673
              Machinery--3.3%
    735,000   Thermo Fibertek (b)                          16,629
    540,000   Sealed Air (b)                               15,188
    200,000   Nordson                                      11,250
    525,000   Baldor Electric                              10,566
    120,000   Teleflex                                      4,920
     96,000   Mine Safety Appliances                        4,608
    300,000   Douglas & Lomason (c)                         3,450
    109,000   Applied Power                                 3,270
    180,000   Zoltek Companies (b)                          3,015
    535,000   Stevens International, Cl. A (b) (c)          2,341
     34,000   Stevens International, Cl. B (b) (c)            145
    100,000   Myers Industries                              1,638

Number of Shares or
Principal Amount                                      Value (000)
-----------------------------------------------------------------
     35,000   Schnitzer Steel Industries                 $  1,068
    195,000   Hein-Werner (b) (c)                             890
-----------------------------------------------------------------
                                                           78,978
              Waste Disposal--0.2%
    530,000   Thermo Terratech                              6,029
              (formerly Thermo Process Systems) (b)

              Furniture and Textiles--1.2%
    900,000   Unifi                                        19,913
    745,000   Lilly Industries, Cl. A                       9,499
-----------------------------------------------------------------
                                                           29,412
              Services--1.8%
    600,000   Expeditors International of Washington       15,675
    256,000   HA.LO Industries (c)                          7,872
    318,600   Wackenhut, Cl. B                              4,938
     57,000   Wackenhut, Cl. A                              1,026
    356,000   Thomas Group (b) (c)                          4,806
    154,000   Unitog                                        3,715
     $2,900   Western Water, 9% Cv. Note Due 9/25/05        2,900
    115,000   AG Services of America (b)                    1,093
-----------------------------------------------------------------
                                                           42,025
              Foundry--0.1%
    264,000   Atchison Casting (b)                          3,168
=================================================================
              Industrial Group--Total                     187,285

              Energy and Minerals Group--7.5%
-----------------------------------------------------------------
              Cogeneration--3.3%
    800,000   Thermo Electron (b)                          41,600
    995,000   The AES Corporation (b)                      23,756
    580,000   Thermo Ecotek (b)                             9,715
    285,000   Thermo Power (b)                              3,669
-----------------------------------------------------------------
                                                           78,740
              Oil & Gas Producers--1.8%
    750,000   Global Natural Resources (b)                  7,875
    277,000   Devon Energy                                  7,063
    350,000   United Meridian (b)                           6,081
    600,000   Tesoro Petroleum (b)                          5,175
    240,000   Louis Dreyfus Natural Gas (b)                 3,630
    150,000   Seagull Energy (b)                            3,337
    650,000   Coho Resources (b)                            3,169
    200,000   St. Mary Land & Exploration                   2,800
    360,000   Abraxas Petroleum (b) (c)                     2,250
    110,000   Abraxas Petroleum CVRs (b)                      898
    115,000   Basin Exploration (b)                           568
-----------------------------------------------------------------
                                                           42,846

ACORN FUND STATEMENT OF INVESTMENTS                  DECEMBER 31, 1995


Number of Shares                                           Value (000)
----------------------------------------------------------------------
              Refining/Marketing--0.8%
    455,000   Southern Union (b)                              $ 11,489
    500,000   NGC Corporation                                    4,437
    143,000   KN Energy                                          4,165
----------------------------------------------------------------------
                                                                20,091
              Oil Services--1.5%
    290,000   Atwood Oceanics (b)                                7,322
    885,000   Digicon (b) (c)                                    7,080
    255,000   Energy Ventures (b)                                6,439
    200,000   Weatherford International (b)                      5,775
    235,000   Landmark Graphics (b)                              5,464
    170,000   Petroleum Helicopters                              2,422
     19,000   Seacor Holdings (b)                                  513
----------------------------------------------------------------------
                                                                35,015
              Mining--0.1%
    250,000   Zeigler Coal Holding                               3,469
======================================================================
              Energy Group--Total                              180,161

              Real Estate Group--2.6%
----------------------------------------------------------------------
  1,400,000   The Rouse Company                                 28,525
    315,000   Weingarten Realty Investors                       11,970
    210,000   Equity Residential Properties Trust                6,431
    155,000   Forest City Enterprises, Cl. B                     4,999
    123,000   Forest City Enterprises, Cl. A                     3,982
    120,000   First Washington Realty Trust, Cv. Pfd.            2,730
     80,000   First Washington Realty Trust                      1,450
    243,000   Sunstone Hotel Investors                           2,491
======================================================================
              Real Estate Group--Total                          62,578

              Foreign Securities--19.2%
----------------------------------------------------------------------
              Canada--0.6%
    800,000   Shaw Communications                                5,058
     30,000   Shaw Communications Warrants (b)                       1
    125,000   BCE Mobile Communications (b)                      4,227
    250,000   Enserv (b)                                         2,154
    200,000   Cogeco Cable                                       1,283
    200,000   Veritas Energy Services (b)                        1,100
----------------------------------------------------------------------
                                                                13,823
              United Kingdom / Ireland--3.1%
    400,000   International CableTel (b)                         9,800
    600,000   Comcast UK Cable Partners (b)                      7,500
  1,200,000   Serco Group                                        6,838
    450,000   ADT (b)                                            6,750
    490,000   Securicor Group, Cl. A                             6,733
  1,700,000   Invesco                                            6,691
     68,000   Invesco ADS                                        2,635
  3,750,000   Waterford Wedgwood (Ireland)                       3,610
    580,000   Powerscreen International                          3,489
    810,000   Medeva                                             3,370
    800,000   N. Brown Group                                     3,329
    500,000   Oriflame                                           3,144
  1,000,000   Capital Corporation                                3,136
    345,000   Ethical Holdings (b)                               3,105
  1,200,000   Body Shop International                            2,832
  4,500,000   Rhino Group (b)                                      978
    995,000   North American Gas Investors Trust (b)               850
    700,000   Pittencrieff Resources                               533
----------------------------------------------------------------------
                                                                75,323
              Germany / Austria--1.0%
     50,000   SAP                                                7,773
    425,000   United International Holdings (Austria) (b)        6,269
     60,000   Flughafen Wien (Austria)                           4,051
      8,000   Binding-Brauerei                                   3,382
     13,000   Escada                                             2,361
----------------------------------------------------------------------
                                                                23,836
              Nordic Countries--2.1%
    460,000   WM Data Nordic (Sweden)                           20,824
    150,000   Hennes & Mauritz, Cl. B (Sweden)                   8,375
    800,000   SensoNor (Norway) (b)                              6,458
     39,000   Chr. Hansen's Laboratorium, Cl. B
              (Denmark)                                          3,800
    150,000   Huhtamaki (Finland)                                3,627
    193,000   Pricer, Cl. B (Sweden) (b)                         3,262
     90,000   Benefon (Finland)                                  2,238
     50,000   Sentra, Cl. A (Finland) (b)                          979
     27,000   OK Holding (Denmark) (b)                             497
----------------------------------------------------------------------
                                                                50,060
              Netherlands / Belgium--0.3%
     29,400   Telegraaf Holdings                                 4,145
     77,000   Getronics                                          3,602
----------------------------------------------------------------------
                                                                 7,747
              Switzerland--0.7%
      3,500   Societe Generale de Surveillance                   6,935
      8,000   Liechtenstein Global Trust                         4,728
              (formerly BIL GT Gruppe)
     13,200   Sece Cortaillod Holdings                           4,359
----------------------------------------------------------------------
                                                                16,022
              France--0.8%
     54,000   Guilbert                                           6,349
     26,000   Cetelem                                            4,886
     80,000   Ecco Travail Temporaire                            4,654

ACORN FUND STATEMENT OF INVESTMENTS                  DECEMBER 31, 1995


Number of Shares                                           Value (000)
----------------------------------------------------------------------
   27,000  Sligos                                              $ 2,230
   96,000  Coflexip                                              1,812
----------------------------------------------------------------------
                                                                19,931
           Spain / Portugal--0.3%
  375,000  Filmes Lusomundo (Portugal)                           3,888
   70,000  Cortefiel                                             1,835
   60,000  Vallehermoso                                          1,115
----------------------------------------------------------------------
                                                                 6,838
           Italy / Greece--1.1%
  200,000  Hellenic Bottling (Greece)                            6,552
  150,000  Cellular Communications International (b)             6,413
  110,000  Industrie Natuzzi                                     4,991
1,200,000  Costa Crociere Ord.                                   2,932
2,500,000  Banca Fideuram                                        2,892
1,100,000  Tecnost                                               1,803
----------------------------------------------------------------------
                                                                25,583
           Israel--0.1%
  100,000  Pec Israel Economic Corporation (b)                   2,413

           India--0.2%
   39,393  Housing Development Finance                           3,029
  298,700  Industrial Credit & Investment
           Corp. of India (b)                                      663
----------------------------------------------------------------------
                                                                 3,692
           Hong Kong--0.6%
3,500,000  Varitronix International                              6,496
1,150,000  Television Broadcasts                                 4,098
2,800,000  JCG Holdings                                          2,046
1,100,000  Johnson Electric Holdings                             1,963
----------------------------------------------------------------------
                                                                14,603
           China--0.5%
  810,000  AES China Generating (b)                              6,480
2,200,000  New World Infrastructure
           (formerly New World China Fund) (b)                   4,211
  200,000  The Investment Company of China (b)                   1,294
  111,275  The China Investment Company (b)                      1,029
----------------------------------------------------------------------
                                                                13,014
           Singapore--0.4%
4,500,000  Genting International                                 7,335
  500,000  Clipsal Industries                                    1,130
----------------------------------------------------------------------
                                                                 8,465
           Malaysia--1.3%
1,950,000  Resorts World                                        10,445
1,040,000  Genting                                               8,684
1,260,000  Kian Joo Can Factory                                  5,211
----------------------------------------------------------------------
  168,000  Kian Joo Can Factory
           Warrants 5/22/99 (b)                                    308
  660,000  O.Y.L. Industries                                     5,121
  745,000  New Straits Times Press                               2,494
----------------------------------------------------------------------
                                                                32,263
           Thailand--0.6%
  100,000  The Thailand Fund                                     9,837
3,300,000  Sinpinyo Fund V                                       2,391
  200,000  Thai President Foods                                  1,231
  110,000  International Cosmetics                               1,004
  375,000  Modernform                                              357
----------------------------------------------------------------------
                                                                14,820
           Korea / Taiwan--1.1%
  104,000  Shinsegae                                             8,687
   31,558  Shinsegae (New) (b)                                   2,603
    5,000  Korea Mobile Telecom (b)                              5,636
   80,000  Seoul International Trust (b)                         3,800
  322,562  President Enterprises (Taiwan) (b)                    3,709
  300,000  Korea-Euro Fund                                       2,550
----------------------------------------------------------------------
                                                                26,985
           Philippines / Indonesia--0.4%
  960,000  Tigaraksa Satria                                      3,359
  195,501  Unilever Indonesia                                    2,351
2,000,000  PILTEL (b)                                            2,021
2,400,000  Mayora Indah                                          1,732
----------------------------------------------------------------------
                                                                 9,463
           Japan--1.8%
   75,000  Secom                                                 5,220
  160,000  Heiwa                                                 4,172
   50,000  Autobacs Seven                                        4,159
   88,400  Sankyo                                                4,113
   77,000  Aucnet                                                3,732
  190,000  Mr. Max                                               3,665
  110,000  Tostem                                                3,657
   65,000  Sony Music Entertainment                              3,402
   45,000  Paramount Bed                                         3,141
   60,000  Promise                                               2,891
   36,000  Nichiei                                               2,687
   47,000  Tsutsumi Jewelry                                      2,355
----------------------------------------------------------------------
                                                                43,194
           Australia / New Zealand--0.8%
  400,000  Sky City (New Zealand) (b)                            8,303
1,600,000  Village Roadshow                                      6,189
3,000,000  Burswood Property Trust                               4,017
----------------------------------------------------------------------
                                                                18,509

ACORN FUND STATEMENT OF INVESTMENTS                       DECEMBER 31, 1995


Number of Shares                                      Value (000)
-----------------------------------------------------------------
             Mexico-0.5%
    300,000  Kimberly Clark de Mexico                    $  4,532
  1,000,000  Nadro, Series L                                3,374
    290,000  Grupo Radio Centro                             2,139
  4,200,000  Grupo Herdez, Series B (b)                       872
    600,000  Fondo Opcion, Series B (b)                       607
    170,000  Cofar, Series B                                   70
-----------------------------------------------------------------
                                                           11,594
             Brazil-0.4%
175,000,000  Cemig                                          3,871
 12,000,000  Itau Banco PN                                  3,346
  1,900,000  Multibras PN                                   1,407
 12,000,000  Casa Anglo Brasileira Pfd.                       506
-----------------------------------------------------------------
                                                            9,130
             Other Latin America-0.5%
    130,000  Banco Latinoamericano de Export (Panama)       6,045
    120,000  Panamerican Beverages (Panama)                 3,840
    125,000  IRSA (Argentina)                               3,188
-----------------------------------------------------------------
                                                           13,073
=================================================================
             Foreign Group - Total                        460,381

     25,000  Miscellaneous Securities-0.0%                    187

Principal Amount                                      Value (000)
-----------------------------------------------------------------
Total Common Stocks and Other

Equity-Like Securities-95.9%                           $2,299,262
-----------------------------------------------------------------
             (Cost: $1,416,959)

Money Market Instruments-4.3%
-----------------------------------------------------------------
             Yield 5.4% - 6.0%  Due January 1996
    $55,185  General Motors Acceptance Corp.               55,113
    $20,060  NYNEX Corporation                             20,041
    $10,415  Travelers Insurance                           10,395
    $10,000  US Treasury Bill                               9,983
     $8,535  Quaker Oats                                    8,532
-----------------------------------------------------------------
             (Amortized Cost: $104,064)                   104,064

Total Investments-100.2%                                2,403,326
-----------------------------------------------------------------
             (Cost: $1,521,023)

Cash and Other Assets Less Liabilities-(0.2%)              (4,731)
-----------------------------------------------------------------

Total Net Assets-100%                                  $2,398,595
=================================================================

ACORN FUND NOTES TO STATEMENT OF INVESTMENTS                   DECEMBER 31, 1995

(a) At December 31, 1995, for federal income tax purposes cost of investments was $1,533,533,000 and net unrealized appreciation was $869,793,000, consisting of gross unrealized appreciation of $976,570,000 and gross unrealized depreciation of $106,777,000.
(b) Non-income producing security.
(c) On December 31, 1995, the Fund held the following percentages of the outstanding voting shares of the companies listed below:
    --------------------------------------
    Digicon                          8.34%
    Abraxas Petroleum                8.05
    Hein-Werner                      7.78
    Douglas & Lomason                7.07
    ALLIED Life Financial            6.90
    Bell Microproducts               6.32
    Stevens International            5.95
    COMARCO                          5.75
    Thomas Group                     5.68
    Monarch Casino & Resort          5.61
    Kronos                           5.51
    Duckwall Alco Stores             5.49
    Au Bon Pain                      5.47
    Systems & Computer Technology    5.32
    HA.LO Industries                 5.15


The aggregate cost and value of investments in these companies at December 31, 1995, was $60,196,000 and $81,013,000, respectively. The market value of these securities represents 3.38% of the total net assets at December 31, 1995. During the period ended December 31, 1995, dividends received from these companies amounted to $174,000 and the net realized gain on sales of investments in such companies amounted to $92,000.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of Acorn Fund
and the Trustees of Acorn Investment Trust

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Acorn Fund as of December 31, 1995, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Acorn Fund at December 31, 1995, the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP
Chicago, Illinois
January 31, 1996

 ACORN FUND STATEMENT OF ASSETS AND LIABILITIES                              DECEMBER 31, 1995

                                                                                (in thousands)
-----------------------------------------------------------------------------------------------
Assets
Investments, at value (cost: $1,521,023)                                           $2,403,326
Cash                                                                                    1,333
Receivable for:
  Securities sold                                               $    6,376
  Dividends and interest                                             2,227
  Fund shares sold                                                     372
  Other                                                                 18              8,993
-----------------------------------------------------------------------------------------------
  Total assets                                                                      2,413,652

Liabilities and Net Assets
Payable for:
  Securities purchased                                              12,187
  Fund shares redeemed                                               2,358
  Other                                                                512
-----------------------------------------------------------------------------------------------
  Total liabilities                                                                    15,057
-----------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                                   $2,398,595
===============================================================================================
Fund shares outstanding                                                               176,315
===============================================================================================

Pricing of Shares
Net asset value, offering and redemption price per share                           $    13.60
===============================================================================================

Analysis of Net Assets
Paid-in capital                                                                    $1,498,780
Undistributed net realized gain on sales of investments                                24,722
Net unrealized appreciation of investments and other assets
  (net of unrealized PFIC gain distributions of $12,510)                              869,805
Undistributed net investment income                                                     5,288
-----------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                                   $2,398,595
===============================================================================================

See accompanying notes to financial statements.


ACORN FUND STATEMENTS OF OPERATIONS                                                                           DECEMBER 31, 1995

                                                                                                        (in thousands)
                                                                                                     Years ended Dec. 31,
                                                                                                 ------------------------------
                                                                                                    1995               1994
-------------------------------------------------------------------------------------------------------------------------------
Investment Income:
-------------------------------------------------------------------------------------------------------------------------------
  Dividends                                                                                      $   22,948          $   18,294
  Interest                                                                                            9,264               5,194
-------------------------------------------------------------------------------------------------------------------------------
   Total investment income                                                                           32,212              23,488
Expenses:
  Investment advisory fee                                                                            10,429               9,750
  Custodian fees and expenses                                                                           737                 998
  Transfer and dividend disbursing agent fees and expenses                                              733                 714
  Legal and audit fees and expenses                                                                     118                 219
  Reports to shareholders                                                                               331                 367
  Registration and blue sky expenses                                                                     26                 102
  Trustees' fees and other                                                                              239                 359
-------------------------------------------------------------------------------------------------------------------------------
   Total expenses                                                                                    12,613              12,509
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                19,599              10,979
Net realized and unrealized gain (loss) on investments
and foreign currency:
  Net realized gain on sales of investments                                                         198,606              93,750
  Net realized loss on foreign currency transactions                                                   (118)             (2,835)
  Net realized gain (loss) on futures transactions                                                  (12,798)              5,856
  Change in net unrealized appreciation                                                             211,069            (264,879)
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency                         396,759            (168,108)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                  $  416,358          $ (157,129)
===============================================================================================================================

 ACORN FUND STATEMENTS OF CHANGES IN NET ASSETS                                                               DECEMBER 31, 1995

From operations:
  Net investment income                                                                          $   19,599          $   10,979
  Net realized gain on sales of investments, foreign currency transactions and futures              185,690              96,771
  Change in net unrealized appreciation                                                             211,069            (264,879)
-------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from operations                                  416,358            (157,129)
Equalization                                                                                              -                (284)
Distributions to shareholders from:
  Net investment income                                                                             (14,810)            (16,634)
  Net realized gain (including distribution of unrealized PFIC gains of
    $592 in 1995 and $673 in 1994)                                                                 (177,941)            (86,776)
-------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                                                             (192,751)           (103,410)
From Fund share transactions:
  Reinvestment of dividends and capital gain distributions                                          173,543              91,378
  Proceeds from other shares sold                                                                   292,683             284,766
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                    466,226             376,144
  Payments for shares redeemed                                                                     (274,314)           (167,020)
-------------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets from Fund share transactions                                          191,912             209,124
-------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                             415,519             (51,699)
Net Assets:
  Beginning of year                                                                               1,983,076           2,034,775
-------------------------------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment income of
   $5,288 in 1995 and $8,696 in 1994)                                                            $2,398,595          $1,983,076
===============================================================================================================================

See accompanying notes to financial statements.


 ACORN FUND FINANCIAL HIGHLIGHTS                                                                               DECEMBER 31, 1995

For a share outstanding throughout each year.

                                            Years ended December 31,
                                            -------------------------------------------------------------------------------------
                                              1995     1994     1993     1992     1991     1990    1989    1988     1987     1986
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 beginning of year                          $12.24   $13.95   $11.06   $ 9.32   $ 6.51   $ 8.58   $7.27   $6.48   $ 7.45   $ 7.56
Income From Investment Operations
 Net investment income                         .11      .06      .04      .07      .11      .12     .13     .12      .14      .13
 Net realized and unrealized
   gain (loss) on investments, foreign
   currency and futures                       2.42    (1.10)    3.50     2.16     2.95    (1.62)   1.65    1.47      .12     1.07
---------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations             2.53    (1.04)    3.54     2.23     3.06    (1.50)   1.78    1.59      .26     1.20

Less Distributions
 Dividends from net investment income         (.09)    (.11)    (.06)    (.08)    (.10)    (.13)   (.11)   (.16)    (.15)    (.10)
 Distributions from net realized and
   unrealized gains reportable for
   federal income taxes                      (1.08)    (.56)    (.59)    (.41)    (.15)    (.44)   (.36)   (.64)   (1.08)   (1.21)
---------------------------------------------------------------------------------------------------------------------------------
 Total distributions                         (1.17)    (.67)    (.65)    (.49)    (.25)    (.57)   (.47)   (.80)   (1.23)   (1.31)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of year                $13.60   $12.24   $13.95   $11.06   $ 9.32   $ 6.51   $8.58   $7.27   $ 6.48   $ 7.45
=================================================================================================================================

Total Return                                    21%      -7%      32%      24%      47%     -18%     25%     25%       4%      17%

Ratios/Supplemental Data
 Ratio of expenses to average
   net assets                                  .57%     .62%     .65%     .67%     .72%     .82%    .73%    .80%     .82%     .79%
 Ratio of net investment income
   to average net assets                       .89%     .55%     .30%     .72%    1.30%    1.60%   1.59%   1.52%    1.85%    1.71%
 Portfolio turnover rate                        29%      18%      20%      25%      25%      36%     26%     36%      52%      34%
Net assets at end of year (in millions)     $2,399   $1,983   $2,035   $1,449   $1,150   $  767   $ 855   $ 563   $  418   $  415


ACORN FUND NOTES TO FINANCIAL STATEMENTS                       DECEMBER 31, 1995

1. NATURE OF OPERATIONS

Acorn Fund (the "Fund") is a series of Acorn Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES
Security valuation

Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation, or lacking any reported sales on that day, at the midpoint of the most recent bid and offer. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not readily available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments and dividends, as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and long term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis. Net realized gains include distributions of realized gains from other investment companies of $877,200 in 1995 and $989,000 in 1994.

ACORN FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)          DECEMBER 31, 1995

Financial instruments

The Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Fund enters into such contracts to hedge a portion of its portfolio. Gains and losses are reflected as "Net Realized Gain (Loss) on Futures Transactions" in the Statements of Operations. Additionally, the Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. The Fund bears the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts. There were no futures or forward foreign currency contracts open at December 31, 1995.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value (less a redemption charge, currently waived, of 2% for shares held less than 60 days). Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Federal income taxes, dividends and distributions to shareholders

It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. Such provisions were complied with for the years ended December 31, 1995 and December 31, 1994 and no federal income taxes have been accrued.

  Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

  The Fund has elected to mark-to-market its investment in Passive Foreign Investment Companies ("PFICs") for income tax purposes. In accordance with this election, the Fund recognized unrealized appreciation on PFICs of $592,000 in 1995 and $673,000 in 1994. In addition, the Fund recorded net realized losses of $295,000 in 1995 and realized gains of $2,465,000 in 1994 on sales of PFICs. Cumulative net unrealized appreciation recognized in prior years on PFICs sold in 1995 and 1994 amounted to $2,498,000 and $2,285,000, respectively. Distributions to shareholders from net realized gains include $592,000 in 1995 and $853,000 in 1994 relating to PFICs which are treated as ordinary income dividends for Federal income tax purposes. Reclassifications have been made in 1995 in the accompanying analysis of net assets from undistributed net investment income and undistributed net realized gain on sales of investments of $8,197,000 and $8,343,000, respectively, into paid-in capital to reflect differences between financial reporting and income tax bases.

Equalization accounting

Prior to 1995, a portion of proceeds from sales and cost of redemptions of Fund shares was credited or charged to undistributed net investment income so that income per share available for distribution was not affected by sales or redemptions of shares. Effective January 1, 1995, the Fund no longer utilizes equalization accounting.

Other

Certain amounts have been reclassified for 1994 to conform with the 1995 presentation.

3. TRANSACTIONS WITH AFFILIATES

The Fund's investment advisor, Wanger Asset Management, L.P. ("WAM"), furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs. The Fund pays a monthly advisory fee at the following annual rates: 3/4 of 1% of the net asset value of the Fund up to $100 million, 1/2 of 1% of the net asset value in excess of $100 million and up to $1.5 billion, and 2/5 of 1% of the net asset value in excess of $1.5 billion, determined at the beginning of each calendar quarter.

  Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. The Fund paid trustees' fees and expenses of $134,000 in 1995 and $120,000 in 1994 to trustees not affiliated with WAM, including $49,000 in 1995 and $47,000 in 1994 to the Chairman of the Board.

4. FUND SHARE TRANSACTIONS
Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following numbers of shares:

(in thousands)                                 1995      1994
---------------------------------------------------------------
Shares sold                                    21,831    21,442
Shares issued in reinvestment of dividend
  and capital gain distributions               12,817     7,423
---------------------------------------------------------------
                                               34,648    28,865
Less shares redeemed                           20,322    12,671
---------------------------------------------------------------
Net increase in shares outstanding             14,326    16,194
===============================================================

5. INVESTMENT TRANSACTIONS

(in thousands)                                   1995      1994
---------------------------------------------------------------
Investment securities (excluding
money market instruments):
  Purchases                                  $636,015  $391,391
  Proceeds from sales                         584,550   347,733
===============================================================

6. FOREIGN PORTFOLIO BY INDUSTRY GROUP
At December 31, 1995, the Fund's foreign portfolio of investments as a percentage of net assets was in the following sectors:

Consumer Goods and Services       7.6%
Information Technology            5.1
Finance                           3.1
Industrial Goods and Services     1.5
Health Care                       0.9
Energy and Minerals               0.6
Real Estate                       0.2
Transportation                    0.2
--------------------------------------
Total Foreign Portfolio          19.2%
======================================

Acorn Fund Annual Report
December 31, 1995


Trustees
-----------------------------------------------------
Leo A. Guthart             Charles P. McQuaid
Irving B. Harris           Roger S. Meier
Jerome Kahn, Jr.           Adolph Meyer, Jr.
David C. Kleinman          Malcolm N. Smith
James H. Lorie             Ralph Wanger


Officers
-----------------------------------------------------
Irving B. Harris, Chairman of the Board
James H. Lorie, Vice Chairman of the Board
Ralph Wanger, President
Charles P. McQuaid, Senior Vice President
Terence M. Hogan, Vice President
Leah J. Zell, Vice President
Merrillyn J. Kosier, Vice President and Secretary
Bruce H. Lauer, Vice President and Treasurer
Kenneth A. Kalina, Assistant Treasurer

Transfer Agent, Dividend Disbursing Agent
and Custodian
-----------------------------------------------------
State Street Bank and Trust Company
Attention: Acorn Fund
P.O. Box 8502
Boston, Massachusetts 02266-8502
1-800-962-1585

Investment Advisor
-----------------------------------------------------
Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-800-9-ACORN-9
(1-800-922-6769)
e-mail: wanger@mcs.com

Legal Counsel
-----------------------------------------------------
Bell, Boyd & Lloyd
Chicago, Illinois

Auditors
-----------------------------------------------------
Ernst & Young LLP
Chicago, Illinois

This report, including the audited schedule of investments and financial statements, is submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

[LOGO of Acorn Fund]


Acorn Fund
A No-Load Fund

Annual Report
December 31, 1995






Managed by
Wanger Asset Management, L.P.

Acorn International Annual Report 1995

In a Nutshell

Acorn International was down less than 1% for the fourth quarter of 1995. Small-cap international funds came under pressure toward year-end, as cautious investors in overseas markets stayed with blue chip stocks and away from second liners and emerging markets. For 1995 as a whole, we finished up 8.9%, about the same as EAFE and over 3% ahead of our peer group of funds, as defined by the Lipper International Small Company Funds Average. Our performance for the year is analyzed in detail in the next section of the report.

  We are pleased to have done well in our fund category, but we know that U.S. funds did much better than foreign investments in 1995. Every year one market has to do better than the others, and 1995 was the year for the U.S.A. In December 1995 and January 1996, foreign stocks have outperformed the U.S. market. We look forward to 1996.

  Finally, we want our shareholders to know that Acorn International is now open to new investors. We have substantially increased our staff and improved our systems to manage additional investments effectively.



Results to December 31, 1995
------------------------------------------------------------------

                                       4th quarter    Last 12 mos.
                                     -----------------------------
Acorn International                       -  0.7%         8.9%
EAFE                                         3.6%         9.4%
Lipper International Small
Company Funds Average                     -  0.3%         5.8%

EAFE is Morgan Stanley's Europe, Australia and Far East Index, an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The Lipper International Small Company Funds Average is a group comprised of twelve small company international funds.

1995 DISTRIBUTIONS

                                      Ex-Dividend       Reinvestment
Distribution              Per Share          Date              Price
--------------------------------------------------------------------
Long-Term Capital Gain        $0.01       7/18/95             $16.23

No year-end distributions were paid by Acorn International.

The Fund did not invest in U.S. Government Interest Obligations. The Taxable N.A.V. for the Florida Intangible Tax and Pennsylvania Personal Property Tax is $16.59. Corporate shareholders do not qualify for a Dividend Received Deduction, since all dividends in this fund are foreign. No foreign taxes were passed through to shareholders, since the Fund did not distribute an income dividend in 1995.

            The Value of a $10,000 Investment in Acorn International
                  September 23, 1992 through December 31, 1995

Average Annual Total Return
     1 Year  Life of Fund
       8.9%         17.0%

                             [CHART APPEARS HERE]

                 DATE             ACORN INT'L ($)        EAFE ($)
                 ----             ---------------        --------
                 09/23/92              10,000             10,000
                 09/30/92              10,010             10,000
                 12/31/92              10,690              9,568
                 03/31/93              12,000             10,667
                 06/30/93              12,920             11,693
                 09/30/93              13,910             12,423
                 12/31/93              15,940             12,485
                 03/31/94              15,834             12,876
                 06/30/94              15,534             13,487
                 09/30/94              16,491             13,452
                 12/31/94              15,334             13,262
                 03/31/95              14,811             13,457
                 06/30/95              15,727             13,498
                 09/30/95              16,824             14,005
                 12/31/95              16,703             14,514


This graph compares the results of $10,000 invested in Acorn International on 9-23-92 (the date the Fund began operations) with Morgan Stanley's Europe, Australia and Far East Index ("EAFE"). Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.


Acorn International Total Return Percentage for Each Quarter

Net Asset Value Per Share 12/31/95: $16.59

Squirrel Chatter

Snow Job

This winter's record blizzard on the East Coast certainly focused attention on the weather. A few days before the paralyzing storm, there was a story in The New York Times confirming that 1995 had been the warmest year on record. There may be an important connection between the two. Back in October, Swiss Re, one of the world's largest reinsurance companies, took an ad in The Financial Times of London: "Stop and think: giant storms are triggered by global warming; this is caused by the greenhouse effect; which is, in turn, accelerated by man."/1/

  The first industry forced to notice the new climate may have been the insurance industry. Hurricane Andrew alone cost insurers $16.5 billion. The next might be agriculture; farmers have tuned their crop-raising practices to local conditions, and any change in climate is highly likely to hurt yields in the short run.

Feeding the World

In a new book by an old-time environmentalist,/2/ Lester Brown argues that China will be increasing its imports of grain very substantially over the next twenty years. Demand will increase as people upgrade their diets from rice to meat, requiring lots of livestock and poultry feed. A Chinese feed mill operator agrees, saying "When people have more money, the first thing they'll spend it on is food. Meat has status; it's a symbol of prosperity."/3/ Brown projects that grain consumption will increase from 360 million tons in 1995 to 460 million in 2010.

  At the same time that demand is increasing, the amount of prime agricultural land in China will shrink, and double-cropping will drop. This has happened under very similar conditions in Japan, Korea, and Taiwan. Farmland will turn into housing, shopping centers, roads, dams, parking lots, factories, and golf courses as China becomes prosperous. In the three countries cited, the conversion of farms to commercial real estate has outweighed improvements in yield per acre, requiring Japan, Korea, and Taiwan to import large quantities of grains and foodstuffs.

  World production of grain is about 1,800 million tons per year, of which 200 million tons are exported. An increase in demand of another 100 million tons would alter the supply-demand balance and greatly increase export tonnage. At the same time demand in China is rising, food demand will be increasing in most other countries as well. India and Indonesia are going through the same demand growth cycle as China.

  Can the world increase grain production enough to satisfy this demand increase? Brown thinks not, predicting a big rise in food prices. Julian Simon, an economist at the University of Maryland, disagrees; he has bet many environmental activists that commodity prices won't rise, and he has won all the bets so far. Supply may increase too: Who knows how much wheat a free Ukraine can grow?

  On balance, I think that the American farmer will see more favorable economics in the next decade than in the last as the volume of grain exported from the U.S. rises. We will be looking at investment opportunities in companies that will profit from this trend.

Analysis of Investment Performance

1995 was a big story for the stock market in the United States, with the unmanaged S&P 500 stock index soaring 34.1% (excluding dividends). No foreign market did that well as measured in its own local currency. Two markets did beat the U.S.A. in dollar terms; Switzerland (+43%) and Sweden (+35%). The U.S. dollar was weak against the Swiss franc and Swedish krona over the year, so those returns are higher measured in U.S. dollars than in francs or kronor.

  "Emerging Markets" were all the rage in 1993. Markets in strange places sailed upwards as money moved offshore. Market manias are fine for a while, but eventually prove to be a trap. American investors sent unprecedented billions of dollars to undeveloped markets, where unscrupulous financiers with unpronounceable names sent unsophisticated Yankees home in their underwear.

  Emerging markets have now had two years of bear markets, and by the end of 1995 have been hammered down to reasonable prices. In Asia in 1995, the Indian market fell 29%, Pakistan 34%, Taiwan 30%, China 23%. Latin America was spooked by a serious financial crisis in Mexico. Mexican stocks went down 27%, Brazil 15%, Peru 17%.

                          Avg. Weight in     Percent    Contribution to
Market                     Our Portfolio   Gain (Loss)    Our Portfolio*
-------------------------------------------------------------------------------
Up        Sweden                     7.0%          49%              2.8%
          Germany                    4.8           74               2.7
          United Kingdom            10.3           25               2.5
          Norway                     2.8           77               1.6
          France                     4.8           26               1.1

Down      India                      1.8          (45)             (1.1)
          Mexico                     2.2          (34)             (1.0)
          Brazil                     1.9          (34)             (0.9)
          Japan                      8.2           (3)             (0.4)
          All Others                56.2                            1.6
-------------------------------------------------------------------------------
                                   100.0%                           8.9%

*The contribution to the portfolio does not equal average country weighting times gain or loss because of foreign currency fluctuation.

The Scarlet A

Drudgery is as necessary to call out the treasures of the mind as harrowing and planting those of the earth.
                                                               --Margaret Fuller

Foreign markets were mixed in 1995, but we had a bumper crop of great stocks. Every year we recognize skilled investment professionals who helped us harvest big returns. The Scarlet A goes to analysts and others who sowed the ideas that worked out the best over the year. In 1995, that meant that we made a high percentage return and at least $2 million in real money. Many of the best stocks were European computer service companies.

  The percentage gain winner in 1995 was Sysdeco, a Norwegian company providing software toolsets and systems. The Scarlet A goes to our friend Mogens Vad, who is now at Svenska Handelsbanken. Mogens has been an excellent guide to Nordic stocks. The return on Sysdeco was 263% in 1995, and made us $14 million.

  We made the most dollars in another Nordic computer service company, WM Data of Sweden. Our position made $25 million in 1995, up 217%. The prize goes to Mikael Randel of Carnegie Securities in Copenhagen.

  SAP, a German software company, produced a 172% gain and $19 million in profits. More remarkably, it is a repeat winner, having been our best stock in 1994! We are awarding the Scarlet A to Charles Elliott of Goldman Sachs, at work in their London office.

  The fourth European computer service company to make the winners' circle is Tietotehdas of Finland. Mogens Vad gets his second Scarlet A for the year on this one. Our investment gained 96% in 1995, making us $8 million.

  Mexico is fighting a major economic crisis, 20% unemployment and 50% interest rates. When the crisis hit, we bought Kimberly Clark (Mexico) at the advice of Luanne Zurlo, now at CS First Boston. We reasoned that in a depression you give up toilet paper last. The stock returned 61% this past year.

  Our best Asian stock was Malaysian Assurance. We made a 35% gain on the stock. Charlene Wang of Vickers Ballas collects her Scarlet A.

  Demi Moore wore a Scarlet A in the movies this year, but she was not in our kind of stocks.


/s/ Ralph Wanger
----------------
Ralph Wanger
President


1 Quoted in Scientific American, February 1996, p. 27.
2 Brown, Lester R., Who Will Feed China, W. W. Norton, New York, 1995.
3 Liu Youhao, quoted in Forbes, January 1, 1996, p. 54.
4 Computed by taking into account the changes in security price, trading activity and income earned.

=======================================================================
Acorn International's
Best and Worst Stocks of 1995
                                                         $ gain/(loss)
                                              % change      in 1995
Stock                              Country    in 1995/4/ (in millions)
-----------------------------------------------------------------------
WM Data Nordic                     Sweden       +217%         $24.7
Computer Services/Consulting

SAP Pfd.                           Germany      +172           19.4
MIS Software Packages

Sysdeco                            Norway       +263           14.3
Software Tool Sets & Systems

Tietotehdas                        Finland       +96            8.0
Computer Services/Consulting

Fresenius                          Germany      +106            8.0
Dialysis Equipment & Solutions


Casa Anglo Brasileira Pfd.         Brazil        -79           (4.4)
Department Store Chain

International Cosmetics            Thailand      -49           (3.3)
Consumer Goods Distribution

Benefon                            Finland       -34           (3.1)
Mobile Telephones

Grupo Fernandez Editores           Mexico        -75           (2.6)
Textbook Publisher

Industrial Credit & Investment
Corp. of India                     India         -45           (2.2)

Bank/Financial Services

MAJOR PORTFOLIO CHANGES IN THE FOURTH QUARTER

                                                         Number of Shares
                                                  Sept. 30, 1995  Dec. 31, 1995
-------------------------------------------------------------------------------
ADDITIONS
-------------------------------------------------------------------------------
Europe
-------------------------------------------------------------------------------
Germany
-------------------------------------------------------------------------------
Rhoen Klinikum Ord.                                      5,000         93,000
 (includes effect of 10 for 1 stock split)
Rhoen Klinikum Pfd.                                     11,000        135,000
 (includes effect of 10 for 1 stock split)
Fresenius Pfd.                                               0         14,000

Italy
-------------------------------------------------------------------------------
Banca Fideuram                                       6,000,000      7,000,000
Saipem SPA                                             300,000      1,150,000

Norway
-------------------------------------------------------------------------------
Maritime Group                                          60,000        150,000

Sweden
-------------------------------------------------------------------------------
Althin Medical AB                                      160,000        265,000

France
-------------------------------------------------------------------------------
Axime Ex Segin                                          20,000         65,000

United Kingdom
-------------------------------------------------------------------------------
Edinburgh Fund Managers                                      0        300,000
Seton Healthcare Group                                       0        390,000
Rhino Group                                          7,100,000     13,000,000
Serco Group                                          1,500,000      1,800,000
Ivory & Sime                                                 0        400,000

Netherlands
-------------------------------------------------------------------------------
Kempen                                                       0        390,000

Asia
-------------------------------------------------------------------------------
India/Pakistan
-------------------------------------------------------------------------------
Max India                                                    0        174,450

Malaysia
-------------------------------------------------------------------------------
Malaysian Assurance Alliance                         1,250,000      1,699,500
 (includes effect of 12.5% stock bonus)

Philippines/Indonesia
-------------------------------------------------------------------------------
Bank Niaga                                             400,000      1,850,000
 (includes effect of 2 for 1 stock split)
PILTEL                                               1,900,000      7,000,000
Int'l Container Terminal Services                    8,000,000     11,000,000

Singapore
-------------------------------------------------------------------------------
Genting International                                3,800,000      4,600,000

Thailand
-------------------------------------------------------------------------------
International Cosmetics                                180,000        360,000

Latin America
-------------------------------------------------------------------------------
Mexico
-------------------------------------------------------------------------------
Bufete Industrial                                      300,000        370,000

Other South America
-------------------------------------------------------------------------------
Banco De A Edwards                                           0        150,000

Other Countries
-------------------------------------------------------------------------------
Australia
-------------------------------------------------------------------------------
Publishing & Broadcasting                                    0      1,400,000
Austereo                                                     0      2,900,000
Petroleum Securities Australia                         750,000      1,400,000

Canada
-------------------------------------------------------------------------------
Veritas Energy Services                                310,000        600,000
Ranger Oil                                             300,000        600,000

SALES
-------------------------------------------------------------------------------
Europe
-------------------------------------------------------------------------------
AAF Industries                                         200,000              0
Aran Energy                                          5,000,000              0
Banco Portuguese de Investimento                       250,000        120,444
Confide                                              6,000,000              0
Enator Cl. B                                           750,000              0
Finanza & Futuro                                     1,200,000              0
Z Groupe Zannier                                        75,000              0
Milliyet Geazatec                                   18,750,000              0
OK Holding                                             220,000        106,000
Polgram                                                140,000              0
Rautakirja Cl. B                                        75,000         45,000
Schibsted Gruppen                                      400,000              0
Sidel                                                   10,000              0
Zehnder Holding                                         12,000         10,000

Asia
-------------------------------------------------------------------------------
Bharat Petroleum                                       151,500              0
Cafe de Coral                                          700,000              0
Genting                                                900,000        450,000
Gold Peak Batteries                                  1,400,000              0
Pacific Corp                                            20,000              0
Philippine Long Distance Telephone                     160,000              0
 5.75% Cv. Pfd.
Reliance Industries                                    345,961          1,776
Wo Kee Hong                                         15,300,000              0
Shanghai Yaohua Pilkington Glass                       700,000              0

Latin America
-------------------------------------------------------------------------------
Cadenalco                                            1,700,000              0
Casa Anglo Brasileira Pfd.                          25,000,000     20,000,000
Petroleos Ipiranga                                 300,000,000              0

MAJOR PORTFOLIO CHANGES IN THE FOURTH QUARTER

                                                  Number of Shares
                                    Sept. 30, 1995                 Dec. 31, 1995
--------------------------------------------------------------------------------
Other Countries
--------------------------------------------------------------------------------
Burswood Property Trust                  7,000,000                     4,500,000
Greenchip Opportunities                    600,000                             0
International Colin Energy                  95,000                             0
MEMTEC ADR                                 228,000                             0
Tarragon Oil & Gas                         200,000                             0
Teva Pharmaceutical Industries              25,000                             0


ACORN INTERNATIONAL STATEMENT OF INVESTMENTS                  DECEMBER 31, 1995
-------------------------------------------------------------------------------

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
Common Stocks and Other Equity-Like
Securities--97.2%
--------------------------------------------------------------------------------
                  Europe--52.9%
--------------------------------------------------------------------------------
                  Germany/Austria--6.6%
      120,000     Fresenius                                           $   13,414
       14,000     Fresenius Pfd.                                           1,330
                  Dialysis Equipment & Solutions
      135,000     Rhoen Klinikum Pfd.                                     11,790
       93,000     Rhoen Klinikum Ord.                                      9,227
                  Hospital Management
      170,000     Flughafen Wien                                          11,479
                  Vienna Airport Authority (Austria)
       38,000     Escada (c)                                               6,903
                  Designer Fashions
       15,000     Binding-Brauerei                                         6,340
                  Brewer
      400,000     United International Holdings (b)                        5,900
                  Cable Television for Austria & Other Countries
       15,000     Pfleiderer                                               4,559
                  Construction Materials
       45,000     VAE Eisenbahnsysteme                                     3,798
                  Railroad Switches (Austria)
       25,000     SAP Pfd.                                                 3,790
                  MIS Software Packages
       30,000     BWT                                                      3,083
                  Water Filtration Systems (Austria)
        3,100     Marschollek Lautenschlager                               2,252
                  Financial Planning
--------------------------------------------------------------------------------
                                                                          83,865
                  Denmark--0.8%
       47,000     Chr. Hansen's Laboratorium, Cl. B                        4,580
                  Rennet, Food Additives & Allergens
       22,000     Kompan International                                     3,553
                  Playground Equipment
      106,000     OK Holding (b)                                           1,951
                  Southeast Asian Trading Company
--------------------------------------------------------------------------------
                                                                          10,084

                  Finland--3.6%
      500,000     Tietotehdas, Cl. B (c)                                  16,236
                  Computer Services/Consulting
      370,000     Benefon (c)                                              9,203
                  Mobile Telephones
      300,000     Raision Tehtaat, Series V                                4,871
                  Foodstuffs & Specialty Chemicals
      180,000     Huhtamaki                                                4,353
                  Confectionery & Contraceptives
       80,000     Fiskars, Series A                                        3,906
                  Scissors & Power Supply Equipment
      100,000     Vaisala, Cl. A                                           3,662
                  Meteorological Instruments
      105,000     Sentra, Cl. A                                            2,055
                  Convenience Stores, Restaurants
       45,000     Rautakirya, Cl. B                                        2,031
                  Bookshops & Kiosks
--------------------------------------------------------------------------------
                                                                          46,317
                  Norway--3.3%
      720,000     Sysdeco (b) (c)                                         19,715
                  Software Tool Sets & Systems
    1,300,000     SensoNor (b) (c)                                        10,494
                  Electronic Sensors for Airbags
      400,000     Elkjoeb Norge (c)                                        9,940
                  Consumer Electronics Retailer
      150,000     Maritime Group                                           2,018
                  Oil Field Equipment & Services
--------------------------------------------------------------------------------
                                                                          42,167
                  Sweden--7.7%
      800,000     WM Data Nordic                                          36,215
                  Computer Services/Consulting
      250,000     Hennes & Mauritz, Cl. B                                 13,958
                  Apparel Stores
      250,000     Elekta Instrument, Cl. B                                10,035
                  Equipment for Neurosurgery
      215,000     Getinge Industrier                                       9,814
                  Sterilization & Disinfection Equipment
      150,000     Autoliv                                                  8,782
                  Seatbelts & Airbags
      575,000     Allgon, Series B                                         7,982
                  Mobile Telephone Antennae & Systems

ACORN INTERNATIONAL STATEMENT OF INVESTMENTS                  DECEMBER 31, 1995
-------------------------------------------------------------------------------

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
      400,000     Pricer, Cl. B (b)                                      $ 6,760
                  Electronic Shelf Labels for Supermarkets
      265,000     Althin Medical AB (c)                                    5,398
                  Dialysis & Other Medical Equipment
--------------------------------------------------------------------------------
                                                                          98,944
                  France--5.0%
       42,000     Cetelem                                                  7,892
                  Consumer Loans
       95,000     Sligos                                                   7,848
                  Computer Services/Credit Card Processing
      390,000     Coflexip                                                 7,361
                  Flexible Pipe for Subsea Oil Wells
       60,000     Guilbert                                                 7,055
                  Office Supplies Distributor
       62,000     NRJ                                                      6,263
                  Radio Network
       65,000     Spir Communication                                       5,968
                  Newspaper Publisher & Printer
       42,000     Virbac                                                   5,153
                  Veterinary Pharmaceuticals Manufacturer
       65,000     Axime Ex Segin (b)                                       5,011
                  Computer Services/Consulting
       52,000     CEP Communications                                       4,317
                  Trade Magazines & Book Publishing
       55,000     Technip                                                  3,790
                  Turnkey Engineering & Construction
       65,000     Ecco Travail Temporaire                                  3,781
                  Temporary Employment
--------------------------------------------------------------------------------
                                                                          64,439

                  United Kingdom/Ireland--10.8%
    3,000,000     Invesco                                                 11,808
                  Investment Management
      467,000     International CableTel (b)                              11,442
                  Cable TV & Telephone System
    1,800,000     Oriflame International                                  11,318
                  Natural Cosmetics
    1,800,000     Serco Group                                             10,256
                  Facilities Management
    1,550,000     Powerscreen International                                9,325
                  Mobile Crushing & Screening Equipment
    2,000,000     Capita Group                                             8,850
                  Outsourcing Government Services
    2,500,000     Capital Corporation                                      7,841
                  Casino
    1,700,000     N. Brown Group                                           7,074
                  Mail Order Women's Clothing
    1,550,000     Medeva                                                   6,450
                  Pharmaceuticals
      670,000     Ethical Holdings (b)                                     6,030
                  Drug Delivery
      430,000     Securicor Group, Cl. A                                   5,908
                  Mobile Communications
      450,000     Comcast UK Cable Partners (b)                            5,625
                  Cable TV & Telephone System
    3,700,000     City Centre Restaurants                                  5,400
                  Fast Food Restaurants
      410,000     Vosper Thornycroft Holdings                              5,188
                  Military Shipbuilding
    1,700,000     Rotork                                                   4,513
                  Valve Actuators
    1,820,000     Body Shop International                                  4,295
                  Natural Cosmetics & Toiletries
      500,000     Dorling Kindersley                                       4,145
                  Reference Book & CD-ROM Publisher
      300,000     Edinburgh Fund Managers                                  3,065
                  Investment Management
   13,000,000     Rhino Group (b)                                          2,826
                  Video Game Stores
      390,000     Seton Healthcare Group                                   2,392
                  Pharmaceuticals
      400,000     Ivory & Sime                                             1,425
                  Investment Management
    1,750,000     Pittencrieff Resources                                   1,331
                  Oil Producer
    1,000,000     North American Gas Investors Trust (b)                     854
                  Closed-End Fund
--------------------------------------------------------------------------------
                                                                         137,361
                  Switzerland--4.8%
        6,500     Societe Generale de Surveillance                        12,879
                  Inspection/Testing of Trade Goods
       23,000     Phoenix Mecano                                          11,553
                  Electrical Components Manufacturer
        5,000     Bobst                                                    7,821
                  Packaging Machinery
       13,000     Liechtenstein Global Trust                               7,682
                  (formerly BIL GT Gruppe)
                  Banking & Investment Management
       21,600     Sece Cortaillod Holdings                                 7,133
                  Cables, Cable TV & Electrical Supply Distribution
        6,000     Suedelektra Holding (b)                                  6,466
                  Diversified Pool of Commodity-Related Projects
       10,000     Zehnder Holding                                          5,040
                  Specialty Radiators
       10,000     Prodega                                                  2,890
                  Cash-and-Carry Retailer
--------------------------------------------------------------------------------
                                                                          61,464
                  Italy/Greece--4.9%
    7,000,000     Banca Fideuram                                           8,096
                  Life Insurance & Mutual Funds
      550,000     Banca Popolare Di Bergamo                                7,605
                  Regional Bank
    3,100,000     Costa Crociere  Ord.                                     7,574
                  Cruise Ship Line
      600,000     Gewiss                                                   7,560
                  Electrical Components Manufacturer

ACORN INTERNATIONAL STATEMENT OF INVESTMENTS                   DECEMBER 31, 1995

  Number of Shares                                                   Value (000)
--------------------------------------------------------------------------------
      130,000     Industrie Natuzzi                                     $  5,899
                  Leather Furniture Manufacturer
      170,000     Hellenic Bottling Company                                5,569
                  Coca-Cola Bottler (Greece)
      120,000     Ergo Bank                                                4,791
                  Bank (Greece)
    1,100,000     Banca Di Legnano                                         4,174
                  Regional Bank
       80,000     Cellular Communications International (b)                3,420
                  Mobile Communications
    1,150,000     Saipem SPA                                               2,653
                  Pipeline Construction & Drilling Contractor
    1,600,000     Tecnost                                                  2,622
                  ATM, Lotto, Toll Collection Equipment Manufacturer
      925,000     Editoriale L'Espresso (b)                                1,603
                  Newspaper & Magazine Publisher
      133,130     Teletypos                                                  490
                  TV Broadcasting (Greece)
--------------------------------------------------------------------------------
                                                                          62,056
                  Turkey--0.5%
    4,500,000     Tat Konservcelik Sanayii                                 2,845
                  Tomato Paste
   92,412,000     Sabah Yayincilik                                         1,821
                  Newspapers, Magazines
   62,000,000     Medya Holdings                                           1,069
                  Newspapers, Magazines, Television
   30,000,000     Hurriyet Gazetecilik (b)                                   911
                  Newspapers, Magazines
--------------------------------------------------------------------------------
                                                                           6,646
                  Spain/Portugal--2.4%
      110,000     Jeronimo Martins                                         6,112
                  Supermarket/Hypermarket Chain (Portugal)
      300,000     Vallehermoso                                             5,576
                  Residential Property Developer & Landlord
      160,000     Cortefiel                                                4,194
                  Apparel Retailing
      170,000     Lusotur (b)                                              3,528
                  Real Estate/Resort Developer (Portugal)
      100,000     Conservera Campofrio                                     3,330
                  Sausage Maker
      350,000     Televisao Independente (b)                               1,628
                  Television Station (Portugal)
      120,444     Banco Portugues de Investimento (b)                      1,442
                  Bank
      378,000     Oscar Mayer S.A.                                         1,408
                  Sausage Maker
      235,000     Estoril Sol (b) (c)                                      1,178
                  Casino Resort (Portugal)
      100,000     Filmes Lusomundo                                         1,037
                  Newspapers, Radio, Video, Film Distribution (Portugal)
      100,000     Marco Iberica Midesa                                       907
                  Magazine Distributor
--------------------------------------------------------------------------------
                                                                          30,340
                  Netherlands--2.4%
      260,000     Getronics                                               12,164
                  Computer Consulting
       57,000     Telegraaf Holdings                                       8,036
                  Newspaper Publisher
       90,000     De Boer Winkelbedrijven                                  4,435
                  Supermarkets, Drug Stores, Liquor Stores
      390,000     Kempen                                                   3,965
                  Stock Brokerage/Investment Management
      225,000     Fugro McClelland                                         2,428
                  Engineering, Consulting & Surveying
--------------------------------------------------------------------------------
                                                                          31,028
                  Eastern Europe--0.1%
      147,000     Bank Komunalny                                             477
                  Bank (Poland)
--------------------------------------------------------------------------------
                                                                             477
================================================================================
                  Europe--Total                                          675,188

                  Asia--29.3%
--------------------------------------------------------------------------------
                  China--0.7 %
    2,500,000     New World Infrastructure                                 4,785
                  (formerly New World China Fund) (b)
                  Infrastructure Investments
      390,000     AES China Generating (b)                                 3,120
                  Cogeneration
      111,275     The China Investment Company (b)                         1,029
                  Closed-End Fund
--------------------------------------------------------------------------------
                                                                           8,934
                  Hong Kong--4.6%
    5,000,000     Varitronix International                                 9,280
                  LCD Manufacturer
    2,300,000     Television Broadcasts                                    8,195
                  Television Programming & Broadcasting
    9,000,000     Li and Fung                                              8,032
                  Sourcing of Consumer Goods
   10,000,000     JCG Holdings                                             7,307
                  Consumer Finance
   14,000,000     Vitasoy International Holdings                           5,975
                  Soya Milk Manufacturer
   18,250,000     Golden Harvest Entertainment                             4,839
                  Movie Distribution & Exhibition
   11,000,000     Manhattan Card                                           4,695
                  Chase's Local Credit Card
    2,500,000     Johnson Electric Holdings                                4,462
                  Micromotor Manufacturer

ACORN INTERNATIONAL STATEMENT OF INVESTMENTS                   DECEMBER 31, 1995

  Number of Shares                                                   Value (000)
--------------------------------------------------------------------------------

    7,500,000     Chen Hsong Holdings                                   $  3,929
                  Plastic Injection Machines
   12,100,000     ABC Communication Holdings                               2,191
                  Paging Service
--------------------------------------------------------------------------------
                                                                          58,905
                  India/Pakistan--1.4%
       82,702     Housing Development Finance                              6,358
                  Mortgage Lender
      987,800     Industrial Credit & Investment                           2,194
                  Corporation of India (b)
                  Bank/Financial Services
      597,800     Zee Telefilms (c)                                        2,167
                  Hindi Television Programming & Broadcasting
      221,785     Pakistan State Oil                                       1,718
                  Oil Distribution
      342,100     Kotak Mahindra Finance                                   1,162
                  Consumer Finance Company
      174,450     Max India                                                1,118
                  Mobile Communications
      456,000     Tube Investment GDR                                      1,083
                  Bicycle Manufacturer
      525,000     Business India TV (b)                                      860
                  Satellite Television Broadcasting Network
    2,000,000     Centurion Quantum Growth (b)                               324
                  Closed-End Fund
       71,800     Mirc Electronic                                            246
                  Consumer Electronics
       14,900     Adamjee Insurance                                           44
                  Insurance (Pakistan)
        1,776     Reliance Industries                                         10
                  Petrochemicals & Textiles
        1,000     Core Healthcare                                              3
                  Pharmaceuticals
          300     Dabur India                                                  2
                  Health Care
--------------------------------------------------------------------------------
                                                                          17,289
                  Japan--8.6%
      200,000     Secom                                                   13,920
                  Security Alarm Systems
      250,000     Promise                                                 12,044
                  Consumer Finance
      114,000     Sanyo Shinpan                                            9,393
                  Consumer Finance
      124,000     Nichiei                                                  9,256
                  Lender to Small & Medium Businesses
      195,000     Sankyo                                                   9,073
                  Pachinko Machine Manufacturer
      340,000     Heiwa                                                    8,866
                  Pachinko Machine Manufacturer
      240,000     Tostem                                                   7,980
                  Window Sash Manufacturer
      143,000     Aucnet                                                   6,931
                  Used Auto Auctions Via Satellite
       72,000     Autobacs Seven                                           5,988
                  Auto Parts Retailer
       84,000     Paramount Bed                                            5,863
                  Hospital Bed Manufacturer
      104,000     Sony Music Entertainment                                 5,444
                  Recorded Music/CDs
      140,000     Hokuto                                                   5,089
                  Mushroom Grower
       81,000     Tsutsumi Jewelry                                         4,059
                  Jewelry Manufacturer, Retailer & Wholesaler
      180,000     Mr. Max                                                  3,472
                  Household Goods & Appliance Retailer
      141,000     Homac Corporation                                        2,501
                  Discount Retailer
--------------------------------------------------------------------------------
                                                                         109,879
                  Korea/Taiwan--4.5%
       19,000     Korea Mobile Telecom                                    21,417
                  Mobile Communications
      330,000     Kookmin Bank                                             6,387
       90,000     Kookmin Bank (New) (b)                                   1,681
                  Retail Bank
       68,000     Shinsegae                                                5,680
       20,666     Shinsegae (New) (b)                                      1,705
                  Department Stores
      225,000     Daehan Blue Chip Index Trust                             4,886
                  Closed-End Fund
      400,000     President Enterprises                                    4,600
                  Food Manufacturer & Distributor (Taiwan)
       50,000     Formosa Fund (b)                                         3,800
                  Closed-End Fund (Taiwan)
      155,000     Formosa Growth Fund (b)                                  2,034
                  Closed-End Fund (Taiwan)
       18,080     Baik Yang                                                2,447
                  Underwear Manufacturer
      300,000     Baring Taiwan Fund (b) (c)                               2,438
                  Closed-End Fund
--------------------------------------------------------------------------------
                                                                          57,075
                  Malaysia--3.1%
    1,200,000     O.Y.L. Industries                                        9,311
                  Air Conditioners
    1,699,500     Malaysian Assurance Alliance                             7,698
                  Insurance
    2,100,000     Sistem Televisyen Malaysia                               7,568
                  Television Franchise
    2,000,000     New Straits Times Press                                  6,696
                  Newspaper Publisher
    1,200,000     Malaysian Oxygen                                         4,537
                  Industrial Gases Producer & Distributor
      450,000     Genting                                                  3,757
                  Hotels & Casinos
--------------------------------------------------------------------------------
                                                                          39,567


========================================================================================================
ACORN INTERNATIONAL STATEMENT OF INVESTMENTS                                           DECEMBER 31, 1995

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
                  Indonesia/Philippines--3.7%
    7,000,000     PILTEL (b)                                            $  7,072
                  Mobile Communications (Philippines)
   11,000,000     Int'l Container Terminal Services (b)                    5,766
                  Container Handling Terminals & Port
                  Management (Philippines)
    1,633,000     Tigaraksa Satria                                         5,714
                  Distributor of Consumer Goods
   11,000,000     Universal Robina                                         5,452
                  Snack Foods (Philippines)
    3,000,000     Mustika Ratu (b)                                         4,789
                  Traditional Cosmetics
    6,500,000     Mayora Indah                                             4,691
                  Baked Goods/Candy
      750,000     Modern Photo Film                                        4,346
                  Fuji Film Distributor
    1,850,000     Bank Niaga (b)                                           3,540
                  Banking
      230,000     Unilever Indonesia                                       2,766
                  Manufacturer & Distributor of Detergents
    1,500,000     Philippine Savings Bank (b)                              2,631
                  Banking (Philippines)
    1,200,000     Suba Indah (c)                                             800
                  Beverage & Food
--------------------------------------------------------------------------------
                                                                          47,567
                  Singapore--1.3%
    4,600,000     Genting International                                    7,498
                  Cruise Line
    1,600,000     Clipsal Industries                                       3,616
      656,000     Clipsal Industries Warrants 8/12/98 (b)                    354
                  Electrical Components
      950,000     Venture Manufacturing                                    3,183
    1,109,900     Venture Manufacturing Warrants 7/26/99 (b)               1,765
                  Contract Manufacturer of Electronic Goods
--------------------------------------------------------------------------------
                                                                          16,416
                  Thailand--1.4%
      600,000     Srithai Superware                                        4,168
                  Plastic/Melamine Tableware & Containers
      200,000     Serm Suk                                                 3,763
                  Pepsi Bottler
      360,000     International Cosmetics                                  3,287
                  Consumer Goods Distribution
    2,600,000     Sinpinyo Fund V                                          1,884
                  Closed-End Fund
      300,000     Thai President Foods                                     1,846
                  Instant Noodles & Cookies
      100,756     Singer Thailand                                          1,464
                  Consumer Goods Distributor
    1,505,000     Modernform                                               1,434
                  Furniture
--------------------------------------------------------------------------------
                                                                          17,846
================================================================================
                  Asia--Total                                            373,478

                  Latin America--7.1%
--------------------------------------------------------------------------------
                  Mexico--2.1%
      500,000     Kimberly Clark de Mexico                                 7,554
                  Paper Products
      370,000     Bufete Industrial (b)                                    5,550
                  Engineering & Construction
    1,500,000     Nadro, Series L                                          5,062
                  Pharmaceutical Distributor
      350,000     Grupo Radio Centro                                       2,581
                  Radio Stations & Networks
      600,000     GBM Atlantico, Series L (b)                              1,950
                  Bank & Brokerage
    1,500,000     Fondo Opcion, Series B (b) (c)                           1,518
                  Real Estate Investment Fund
    5,500,000     Grupo Herdez, Series B (b)                               1,142
                  Sauces & Condiments
    3,000,000     Grupo Fernandez Editores (b)                               837
                  Textbook Publisher
      107,000     Cofar                                                       44
                  Drug Stores
--------------------------------------------------------------------------------
                                                                          26,238
                  Brazil--1.6%
   26,000,000     Banco Itau Pfd.                                          7,249
                  Bank
3,500,000,000     White Martins                                            3,493
                  Producer/Distributor of Industrial Gases
  146,000,000     Cemig Pfd.                                               3,229
                  Electric Utility
    3,000,000     Multibras Pfd.                                           2,222
                  Household Appliances
   35,000,000     Telemig Pfd.                                             1,602
   14,000,000     Telemig                                                    720
                  Telecommunications
   20,000,000     Casa Anglo Brasileira Pfd.                                 844
                  Department Store Chain
    1,000,000     Brazilian Smaller Companies Warrants (b)                   700
                  Closed-End Fund
      120,000     Fabricadora de Pecas                                       593
                  Auto Parts
--------------------------------------------------------------------------------
                                                                          20,652
                  Other South America--2.5%
      260,000     IRSA                                                     6,630
                  Real Estate Management & Development (Argentina)
      130,000     Genesis Chile Fund                                       5,265
                  Closed-End Fund
      250,000     Credicorp (b)                                            4,313
                  Universal Bank (Peru)
      105,000     Compania Boliviana de Energia Electrica                  3,491
                  Electric Utility
    2,200,000     Banco Wiese                                              3,390
                  Bank (Peru)
      150,000     Banco De A Edwards (b)                                   2,944
                  Bank (Chile)

=============================================================================================================
  ACORN INTERNATIONAL STATEMENT OF INVESTMENTS                                              DECEMBER 31, 1995

Number of Shares or
Principal Amount                                                     Value (000)
--------------------------------------------------------------------------------
    2,000,000     Enrique Ferreyros                                      $ 2,344
                  Heavy Machinery Dealer (Peru)
      400,000     Banco de Bogota                                          1,918
                  Bank (Colombia)
       $1,252     Tele 2000 9.75% Cv. Note 4/5/97                          1,064
                  Telecommunications & Cable TV (Peru)
      450,000     Global Casinos Cv. Pfd. (b)                                225
      225,000     Global Casinos (b)                                          63
                  Worldwide Casino Operator (Aruba)
      229,500     Cerveceria Biekert (b)                                     434
                  Brewer (Argentina)
--------------------------------------------------------------------------------
                                                                          32,081
                  Central America--0.9%
      150,000     Banco Latinoamericano de Exportaciones                   6,975
                  Trade Financing (Panama)
      150,000     Panamerican Beverages                                    4,800
                  Coca-Cola Bottler (Panama)
--------------------------------------------------------------------------------
                                                                          11,775
================================================================================
                  Latin America--Total                                    90,746

                  Other Countries--7.0%
--------------------------------------------------------------------------------
                  Australia / New Zealand--4.0%
    4,000,000     Village Roadshow Pfd.                                   12,498
                  Film Distribution, Exhibition & Production
      410,000     Sky City (b)                                             8,511
                  Casino & Hotel (New Zealand)
    4,500,000     Burswood Property Trust                                  6,026
                  Perth Casino & Resort
    1,400,000     Publishing & Broadcasting                                4,884
                  Media & TV Broadcasting
    3,100,000     Just Jeans Holdings                                      4,474
                  Jeans & Fashion Retail Stores
    2,900,000     Austereo                                                 4,099
                  Media--Radio
   12,000,000     Command Petroleum Holdings (b)                           3,660
                  Oil & Gas Exploration
    1,400,000     Petroleum Securities Australia                           3,541
                  Oil Exploration & Mining
      560,000     PDL Holdings                                             3,112
                  Electrical Equipment Manufacturer &
                  Distributor (New Zealand)
--------------------------------------------------------------------------------
                                                                          50,805
                  Canada--1.9%
    1,000,000     Shaw Communications                                      6,324
       75,000     Shaw Communications Warrants (b)                             1
                  Cable TV
      600,000     Ranger Oil                                               3,750
                  Oil & Gas Producer
      400,000     Enserv (b)                                               3,446
                  Oil Field Services
      600,000     Veritas Energy Services (b) (c)                          3,299
                  Geophysical Contractor
      500,000     Cogeco                                                   2,658
                  Cable TV
      300,000     Cogeco Cable (c)                                         1,925
                  Cable TV
      340,000     Archer Resources (b)                                     1,246
                  Oil & Gas Producer
      250,000     Fundy Cable                                              1,065
                  Cable TV
      330,000     Pan East Petroleum (b)                                   1,028
                  Oil & Gas Producer
--------------------------------------------------------------------------------
                                                                          24,742
                  Israel--0.6%
      175,000     Pec Israel Economic (b)                                  4,222
                  Industrial Holdings
      400,000     Ampal American Israel                                    2,100
                  Hotels, Real Estate & Industrial Holdings
      600,000     Alliance Tire (b)                                        1,791
                  Off-the-Road Tires
--------------------------------------------------------------------------------
                                                                           8,113
                  South Africa--0.5%
      460,000     Kersaf Investments                                       5,804
                  Casino Resorts
================================================================================
                  Other--Total                                            89,464

                  Foreign Corporations, Operations
                  in the U.S.--0.9%
--------------------------------------------------------------------------------
      550,000     ADT (b)                                                  8,250
                  Alarm Systems & Auto Auctions (Bermuda)
      161,000     Carnival                                                 3,924
                  Cruise Ship Line (Panama)
================================================================================
                  Foreign Corporations, Operations
                  in the U.S.--Total                                      12,174

Total Common Stocks and Other
Equity-Like Securities--97.2%                                          1,241,050
--------------------------------------------------------------------------------
                  (Cost: $1,049,522)

Money Market Instruments--2.2%
--------------------------------------------------------------------------------
                  Yield 5.60%-5.63% Due January 1996
      $14,000     IBM Credit                                              13,996
      $14,165     Travelers Insurance                                     14,158
--------------------------------------------------------------------------------
                  (Cost: $28,154)                                         28,154

Total Investments--99.4%                                               1,269,204
--------------------------------------------------------------------------------
                  (Cost: $1,077,676)

Cash and Other Assets Less Liabilities--0.6%                               7,040
--------------------------------------------------------------------------------

Total Net Assets--100%                                                $1,276,244
================================================================================

ACORN INTERNATIONAL STATEMENT OF INVESTMENTS              DECEMBER 31, 1995

(a) At December 31, 1995, for federal income tax purposes cost of investments was $1,089,796,000 and net unrealized appreciation was $179,408,000 consisting of gross unrealized appreciation of $308,310,000 and gross unrealized depreciation of $128,902,000.

(b) Non-income producing security.

(c) On December 31, 1995, the Fund held the following percentages of the outstanding voting shares of the companies listed below:

------------------------------------------------------------------------

Estoril Sol (Portugal)...........................   9.12%
Fondo Opcion (Mexico)............................   8.13
Zee Telefilms (India)............................   8.03
Benefon (Finland)................................   7.96
Tietotehdas (Finland)............................   7.91
Veritas Energy Services (Canada).................   7.05
SensoNor (Norway)................................   6.79
Elkjoep Norge (Norway)...........................   6.15
Althin Medical (Sweden)..........................   5.80
Sysdeco (Norway).................................   5.52
Cogeco Cable (Canada)............................   5.43
Suba Indah (Indonesia)..........................    5.33
Baring Taiwan Fund (Taiwan)......................   5.27
Escada (Germany).................................   5.26

The aggregate cost and value of investments in these companies at December 31, 1995, was $63,914,000 and $91,215,000 respectively. The market value of these securities represents 7.15% of the total net assets at December 31, 1995.
During the period ended December 31, 1995, dividends received from these companies amounted to $775,000 and the net realized loss on sales of investments in such companies amounted to $8,000.

PORTFOLIO DIVERSIFICATION

At December 31, 1995, the Fund's portfolio of investments as a percent of net assets was diversified as follows:

                                        Value (000)     Percent
---------------------------------------------------------------
Information Group
---------------------------------------------------------------
Broadcasting and CATV                   $    80,808        6.3%
Distribution                                 76,200        6.0
Computer Systems                             73,465        5.8
Mobile Communications                        40,280        3.1
Consumer Electronics                         34,989        2.7
Software                                     31,353        2.5
Instrumentation                               3,662        0.3
---------------------------------------------------------------
                                            340,757       26.7
Health Care
---------------------------------------------------------------
Biotechnology/Drug Delivery                  34,682        2.7
Equipment                                    25,247        2.0
Hospital/Laboratory Supplies                 20,607        1.6
Services                                     21,017        1.6
---------------------------------------------------------------
                                            101,553        7.9
Consumer Goods and Services
---------------------------------------------------------------
Retail                                      147,669       11.6
Manufacturers                                82,293        6.4
Entertainment and Leisure                    79,337        6.2
Food                                         61,862        4.9
Recreational Vehicles                         2,874        0.2
---------------------------------------------------------------
                                            374,035       29.3
Finance Group
---------------------------------------------------------------
Money Management                             64,040        5.0
Banks                                        63,661        5.0
Insurance                                     2,296        0.2
Other                                        87,538        6.8
---------------------------------------------------------------
                                            217,535       17.0

Industrial Goods and Services
---------------------------------------------------------------
Machinery Processing                         65,561        5.2
Services                                     41,116        3.2
Forest Products and Construction             10,109        0.8
Steel                                         5,188        0.4
Furniture and Textiles                        1,444        0.1
---------------------------------------------------------------
                                            123,418        9.7
Energy and Minerals
---------------------------------------------------------------
Oil and Gas Producers                        25,790        2.0
Oil Services                                 12,032        0.9
Cogeneration                                  9,840        0.8
Mining                                        3,541        0.3
Refining/Marketing                            1,718        0.1
---------------------------------------------------------------
                                             52,921        4.1

Real Estate                                  19,352        1.5
---------------------------------------------------------------

Transportation                               11,479        1.0
---------------------------------------------------------------

Total Common Stocks and
Other Equity-Like Securities              1,241,050       97.2
Money Market Instruments                     28,154        2.2
---------------------------------------------------------------

Total Investments                         1,269,204       99.4
Cash and Other Assets less Liabilities        7,040        0.6
---------------------------------------------------------------

Net Assets                              $ 1,276,244      100.0%
---------------------------------------------------------------

See accompanying notes to financial statements.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of Acorn International and the Trustees of Acorn Investment Trust

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Acorn International as of December 31, 1995, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four fiscal periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Acorn International at December 31, 1995, the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four fiscal periods then ended in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
January 31, 1996


ACORN INTERNATIONAL STATEMENT OF ASSETS AND LIABILITIES        DECEMBER 31, 1995

                                                                  (in thousands)
--------------------------------------------------------------------------------
Assets
Investments, at value (cost: $1,077,676)                             $1,269,204
Cash                                                                     15,339
Organization costs                                                           26
Prepaid expenses                                                             11
Receivable for:
  Securities sold                                     $    8,921
  Dividends and interest                                   1,831
  Fund shares sold                                           621         11,373
--------------------------------------------------------------------------------
  Total assets                                                        1,295,953

Liabilities and Net Assets
Payable for:
  Securities purchased                                    16,735
  Fund shares redeemed                                     2,134
  Organization costs                                          26
  Other                                                      814
--------------------------------------------------------------------------------
  Total liabilities                                                      19,709
--------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                     $1,276,244
================================================================================
Fund shares outstanding                                                  76,912
================================================================================

Pricing of Shares
Net asset value, offering and redemption price per share             $    16.59
================================================================================

Analysis of Net Assets
Paid-in capital                                                      $1,103,312
Accumulated net realized loss on sales of investments and
  foreign currency transactions                                          (7,197)
Net unrealized appreciation of investments and other assets
  (net of unrealized PFIC gains of $12,120)                             179,436
Undistributed net investment income                                         693
--------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                     $1,276,244
================================================================================

See accompanying notes to financial statements.

ACORN INTERNATIONAL STATEMENTS OF OPERATIONS                                                        DECEMBER 31, 1995

                                                                                                 (in thousands)
                                                                                             Year ended December 31,
                                                                                             1995                1994
---------------------------------------------------------------------------------------------------------------------
Investment Income:
  Dividends                                                                            $   23,529          $   13,914
  Interest                                                                                  3,969               9,465
---------------------------------------------------------------------------------------------------------------------
    Total investment income                                                                27,498              23,379
Expenses:
  Investment advisory fee                                                                  11,667              11,561
  Custodian fees and expenses                                                               1,804               2,024
  Transfer and dividend disbursing agent fees and expenses                                  1,360               1,699
  Legal and audit fees and expenses                                                           119                 241
  Reports to shareholders                                                                     431                 517
  Registration and blue sky expenses                                                           92                 220
  Trustees' fees and other expenses                                                           383                 545
---------------------------------------------------------------------------------------------------------------------
    Total expenses                                                                         15,856              16,807
---------------------------------------------------------------------------------------------------------------------
Net investment income                                                                      11,642               6,572
Net realized and unrealized gain (loss) on investments and foreign currency:
  Net realized gain (loss) on sales of investments                                         (1,937)              8,647
  Net realized loss on foreign currency transactions                                      (16,959)            (13,918)
  Net realized loss on foreign index contracts                                                  -              (5,975)
  Change in net unrealized appreciation                                                   114,583             (67,989)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency                95,687             (79,235)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                        $  107,329          $  (72,663)
=====================================================================================================================

ACORN INTERNATIONAL STATEMENTS OF CHANGES IN NET ASSETS                                             DECEMBER 31, 1995

From operations:
  Net investment income                                                                $   11,642          $    6,572
  Net realized loss on sales of investments, foreign currency transactions
   and foreign index contracts                                                            (18,896)            (11,246)
  Change in net unrealized appreciation                                                   114,583             (67,989)
---------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                       107,329             (72,663)
Distributions to shareholders from:
  Net investment income                                                                        --                (200)
  Net realized gain                                                                        (1,050)             (8,696)
---------------------------------------------------------------------------------------------------------------------
    Total distribution to shareholders                                                     (1,050)             (8,896)
From Fund share transactions:
  Reinvestment of dividends and capital gain distributions                                  1,001               8,273
  Proceeds from other shares sold                                                         147,138             802,940
---------------------------------------------------------------------------------------------------------------------
                                                                                          148,139             811,213
  Payments for shares redeemed                                                           (340,704)           (274,097)
---------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets from Fund share transactions                   (192,565)            537,116
---------------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                                               (86,286)            455,557
Net Assets:
  Beginning of Period                                                                   1,362,530             906,973
---------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment income of
   $693 in 1995 and $6,572 in 1994)                                                    $1,276,244          $1,362,530
=====================================================================================================================

See accompanying notes to financial statements.

ACORN INTERNATIONAL FINANCIAL HIGHLIGHTS                                                               DECEMBER 31, 1995

For a share outstanding throughout each period.                                                                Inception
                                                                                                          Sept. 23, 1992
                                                                    Years ended December 31,            through Dec. 31,
                                                              1995             1994             1993                1992
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                        $15.24           $15.94           $10.69              $10.00
Income From Investment Operations
  Net investment income                                        .16              .07              .00                (.03)
  Net realized and unrealized gain (loss) on investments
   and foreign currency                                       1.20             (.67)            5.25                 .72
--------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                            1.36             (.60)            5.25                 .69

Less Distributions
  Dividends from net investment income                          --               --               --                  --
  Distributions from net realized gain                        (.01)            (.10)              --                  --
--------------------------------------------------------------------------------------------------------------------------
  Total distributions                                         (.01)            (.10)              --                  --
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                              $16.59           $15.24           $15.94              $10.69
==========================================================================================================================

Total Return                                                   8.9%           - 3.8%            49.1%                6.9%

Ratios/Supplemental Data
  Ratio of expenses to average net assets                      1.2%             1.2%             1.2%                2.4%*
  Ratio of net investment income to average net assets          .9%              .5%              .1%               (1.4%)*
  Portfolio turnover rate                                       26%              20%              19%                 20%*
  Net assets at end of period (in millions)                 $1,276           $1,363           $  907              $   30
*Annualized

ACORN INTERNATIONAL NOTES TO FINANCIAL STATEMENTS              DECEMBER 31, 1995

1. NATURE OF OPERATIONS

Acorn International (the "Fund") is a series of Acorn Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

Security valuation

Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation, or lacking any reported sales on that day, at the midpoint of the most recent bid and offer. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not readily available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and on long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

Financial instruments

The Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Fund enters into such contracts to hedge a portion of its portfolio. Gains and losses are reflected as "Net Realized Gain (Loss) on Foreign Index Contracts" in the Statements of Operations. Additionally, the Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open con-

ACORN INTERNATIONAL NOTES TO FINANCIAL STATEMENTS (CONTINUED)  DECEMBER 31, 1995

tracts. The Fund bears the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts. There were no futures or forward foreign currency contracts open at December 31, 1995.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value (less a redemption charge, currently waived, of 2% for shares held less than 60 days). Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Federal income taxes, dividends and distributions to shareholders

It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Such provisions were complied with for the years ended December 31, 1995 and December 31, 1994 and no federal income taxes have been accrued.

     The Fund has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFIC's") for Federal income tax purposes. In accordance with this election, the Fund has recognized cumulative net unrealized PFIC gains of $11,427,000 which will not be distributed since they have been offset by accumulated net realized losses on foreign currency transactions. In addition, for Federal income tax purposes, undistributed net investment income at December 31, 1995 of $17,521,000, will not require distribution due to the application of a portion of the accumulated net realized loss on sales of investments and foreign currency transactions. Accordingly, unrealized PFIC gains of $11,427,000 and undistributed net investment income of $17,521,000 have been reflected as reductions to the accumulated net realized loss on sales of investments and foreign currency transactions in the accompanying analysis of net assets. The remaining accumulated net realized loss on sales of investments and foreign currency transactions of approximately $7,197,000 is available to offset future taxable capital gains. If not applied, the capital loss carryover will expire in 2003.

     Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

Other

Certain amounts have been reclassified for 1994 to conform with the 1995 presentation.

3. TRANSACTIONS WITH AFFILIATES

The Fund's investment advisor, Wanger Asset Management, L.P., ("WAM") furnishes continuing investment supervision to the Fund and is responsible for overall management of the Fund's business affairs. For its services WAM receives a fee paid monthly at the annual rate of 1.25% of the net asset value of the Fund up to $100 million, 1% of the net asset value in excess of $100 million and up to $500 million and .80% of the net asset value in excess of $500 million, determined at the beginning of each calendar quarter.

     Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. The Fund paid trustees' fees and expenses of $89,000 in 1995 and $80,000 in 1994 to trustees not affiliated with WAM, including $32,000 in 1995 and $31,000 in 1994 paid to the Chairman of the Board.

     WAM advanced $71,000 in connection with the organization and initial registration of the Fund. These costs are being amortized and reimbursed to WAM over the period January, 1993 through September, 1997.

4. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following numbers of shares:

(in thousands)                                     1995       1994
-------------------------------------------------------------------
Shares sold                                       9,482     49,198
Shares issued in reinvestment of dividends
  and capital gain distributions                     62        512
-------------------------------------------------------------------
                                                  9,544     49,710
Less shares redeemed                             22,013     17,234
-------------------------------------------------------------------
Net increase (decrease) in shares outstanding   (12,469)    32,476
===================================================================

5. INVESTMENT TRANSACTIONS

(in thousands)                                     1995       1994
-------------------------------------------------------------------
Investment securities (excluding
money market instruments):
  Purchases                                    $318,862   $703,866
  Proceeds from sales                           416,451    235,930
===================================================================

Acorn International Annual Report 1995             Acorn International
December 31, 1995                                  A No-Load Fund


Trustees
-------------------------------------------------  Annual Report
Leo A. Guthart                 Charles P. McQuaid  December 31, 1995
Irving B. Harris               Roger S. Meier
Jerome Kahn, Jr.               Adolph Meyer, Jr.
David C. Kleinman              Malcolm N. Smith
James H. Lorie                 Ralph Wanger

Officers
-------------------------------------------------
Irving B. Harris, Chairman of the Board
James H. Lorie, Vice Chairman of the Board
Ralph Wanger, President
Charles P. McQuaid, Senior Vice President
Terence M. Hogan, Vice President
Leah J. Zell, Vice President
Merrillyn J. Kosier, Vice President and Secretary
Bruce H. Lauer, Vice President and Treasurer
Kenneth A. Kalina, Assistant Treasurer

Transfer Agent, Dividend Disbursing Agent
and Custodian
-------------------------------------------------
State Street Bank and Trust Company
Attention: Acorn International
P.O. Box 8502
Boston, Massachusetts 02266-8502
1-800-962-1585
                                                   Managed by
Investment Advisor                                 Wanger Asset Management, L.P.
-------------------------------------------------
Wanger Asset Management, L.P.
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-800-9-ACORN-9
(1-800-922-6769)
e-mail: wanger@mcs.com

Legal Counsel
-------------------------------------------------
Bell, Boyd & Lloyd
Chicago, Illinois

Auditors
-------------------------------------------------
Ernst & Young LLP
Chicago, Illinois




This report, including the audited schedule of investments and financial statements, is submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

[LOGO OF ACORN INTERNATIONAL]                                 annual report 1995